                                 EXHIBIT 10(e)

                                MERCHANTS MUTUAL
                               INSURANCE COMPANY

                               AGREEMENT NO. 8009





                       GENERAL REINSURANCE CORPORATION

                            AGREEMENT OF REINSURANCE
                                    NO. 8009

                                    between

                        GENERAL REINSURANCE CORPORATION
                             a Delaware corporation
                        having its principal offices at
                                Financial Centre
                      695 East Main Street P.O. Box 10350
                       Stamford, Connecticut  06904-2350
                    (herein referred to as the "Reinsurer")

                                      and

                       MERCHANTS MUTUAL INSURANCE COMPANY
               MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.
                                250 Main Street
                            Buffalo, New York  14240
              (herein collectively referred to as the "Company")
- --------------------------------------------------------------------------------

In consideration of the promises set forth in this Agreement, the parties agree as follows:

ARTICLE I  -  SCOPE OF AGREEMENT

         As a condition precedent to the Reinsurer's obligations under this Agreement, the Company shall cede to the Reinsurer the business described in this Agreement, and the Reinsurer shall accept such business as reinsurance from the Company.

         This Agreement is comprised of General Articles I through XI and the Exhibit(s) listed below and each Exhibit which may be made a part of this Agreement. The terms of the General Articles and of the Exhibit(s) shall determine the rights and obligations of the parties. The terms of the General Articles shall apply to each Exhibit unless specifically amended therein. In the event of termination of all the Exhibits made a part of this Agreement, the General Articles shall automatically terminate when the liability of the Reinsurer under said Exhibits ceases.


                       GENERAL REINSURANCE CORPORATION

         EXHIBIT A  -  FIRST EXCESS OF LOSS REINSURANCE
                                        of
                                 CASUALTY BUSINESS

         EXHIBIT B  -  EXCESS OF LOSS REINSURANCE
                                        of
                                 PROPERTY BUSINESS

         EXHIBIT C  -  SECOND EXCESS OF LOSS REINSURANCE
                                        of
                                 CASUALTY BUSINESS

         EXHIBIT D  -  QUOTA SHARE AND EXCESS OF LOSS REINSURANCE
                                        of
                 COMMERCIAL UMBRELLA AND EXCESS LIABILITY BUSINESS

         EXHIBIT E  -  QUOTA SHARE AND EXCESS OF LOSS REINSURANCE
                                        of
                            PERSONAL UMBRELLA BUSINESS

ARTICLE II  -  PARTIES TO THE AGREEMENT

         This Agreement is solely between the Company and the Reinsurer. When more than one Company is named as a party to this Agreement, the first Company named shall be the agent of the other companies as to all matters pertaining to this Agreement. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. However, if the Company becomes insolvent, the liability of the Reinsurer shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY. In no instance shall any insured of the Company or any claimant against an insured of the Company have any rights under this Agreement.

ARTICLE III  -  MANAGEMENT OF CLAIMS AND LOSSES

         The Company shall investigate and settle or defend all claims and losses. When requested by the Reinsurer, the Company shall permit the Reinsurer, at the expense of the Reinsurer, to be associated with the Company in the defense or control of any claim, loss, or





                                     - 2 -
                        GENERAL REINSURANCE CORPORATION
legal proceeding which involves or is likely to involve the Reinsurer. All payments of claims or losses by the Company within the limits of its policies which are within the limits set forth in the applicable Exhibit shall be binding on the Reinsurer, subject to the terms of this Agreement.

ARTICLE IV  -  RECOVERIES

         The Company shall pay to or credit the Reinsurer with the Reinsurer's portion of any recovery obtained from salvage, subrogation, or other insurance. Adjustment expenses for recoveries shall be deducted from the amount recovered by the Company before determining the Reinsurer's portion of any recovery.

         The Reinsurer shall be subrogated to the rights of the Company to the extent of its loss payments to the Company. The Company agrees to enforce its rights of salvage, subrogation, and its rights against insurers or to assign these rights to the Reinsurer.

         If the reinsurance under an Exhibit is on a share basis, the recoveries shall be apportioned between the parties in the same ratio as the amounts of their liabilities bear to the loss. If the reinsurance under an
Exhibit is on an excess basis, recoveries shall be distributed to the parties in an order inverse to that in which their liabilities accrued.

ARTICLE V  -  ERRORS AND OMISSIONS

         The Reinsurer shall not be relieved of liability because of an error or accidental omission of the Company in reporting any claim or loss or any business reinsured under this Agreement, provided that the error or omission is rectified promptly after discovery. The Reinsurer shall be obligated only for the return of the premium paid for business reported but not reinsured under this Agreement.





                                     - 3 -
                        GENERAL REINSURANCE CORPORATION

ARTICLE VI  -  SPECIAL ACCEPTANCES

         Business not within the terms of this Agreement may be submitted to the Reinsurer for special acceptance and, if accepted by the Reinsurer, shall be subject to all of the terms of this Agreement except as modified by the special acceptance.

ARTICLE VII  -  RESERVES AND TAXES

         The Reinsurer shall maintain the required reserves as to the Reinsurer's portion of unearned premium, claims, losses, and adjustment expense.

         The Company shall be liable for all premium taxes on premium ceded to the Reinsurer under this Agreement. If the Reinsurer is obligated to pay any premium taxes on this premium, the Company shall reimburse the Reinsurer; however, the Company shall not be required to reimburse the Reinsurer for any premium taxes the Reinsurer is obligated to pay if the Company is also required to pay premium taxes on that premium.

ARTICLE VIII  -  OFFSET

         The Company or the Reinsurer may offset any balance, whether on account of premium, commission, claims or losses, adjustment expense, salvage, or otherwise, due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Company and the Reinsurer. In the event of the insolvency of either party to this Agreement, then offsets shall only be allowed to the extent permitted by the provisions of New York Insurance Law Section 7427.

ARTICLE IX  -  INSPECTION OF RECORDS

         The Company shall allow the Reinsurer to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including Company files concerning claims, losses, or legal proceedings which involve or are likely to involve the Reinsurer.





                                     - 4 -
                        GENERAL REINSURANCE CORPORATION

ARTICLE X  -  ARBITRATION

         Any unresolved difference of opinion between the Reinsurer and the Company shall be submitted to arbitration by three arbitrators. One arbitrator shall be chosen by the Reinsurer, and one shall be chosen by the Company. The third arbitrator shall be chosen by the other two arbitrators within ten (10) days after they have been appointed. If the two arbitrators cannot agree upon a third arbitrator, each arbitrator shall nominate three persons of whom the other shall reject two. The third arbitrator shall then be chosen by drawing lots. If either party fails to choose an arbitrator within thirty (30) days after receiving the written request of the other party to do so, the latter shall choose both arbitrators, who shall choose the third arbitrator. The arbitrators shall be impartial and shall be present or former officials of property or casualty insurance or reinsurance companies.

         The party requesting arbitration (the "Petitioner") shall submit its brief to the arbitrators within thirty (30) days after notice of the selection of the third arbitrator. Upon receipt of the Petitioner's brief, the other party (the "Respondent") shall have thirty (30) days to file a reply brief. On receipt of the Respondent's brief, the Petitioner shall have twenty (20) days to file a rebuttal brief. Respondent shall have twenty (20) days from the receipt of Petitioner's rebuttal brief to file its rebuttal brief. The arbitrators may extend the time for filing of briefs at the request of either party.

         The arbitrators are relieved from judicial formalities and, in addition to considering the rules of law and the customs and practices of the insurance and reinsurance business, shall make their award with a view to effecting the intent of this Agreement. The decision of the majority shall be final and binding upon the parties. The costs of arbitration, including the fees of the arbitrators, shall be shared equally unless the arbitrators decide otherwise. The arbitration shall be held at the times and places agreed upon by the arbitrators.





                                     - 5 -
                        GENERAL REINSURANCE CORPORATION

ARTICLE XI  -  INSOLVENCY OF THE COMPANY

         In the event of the insolvency of the Company, the reinsurance proceeds will be paid to the Company or the liquidator on the basis of the amount of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or part of the claim.

         The Reinsurer shall be given written notice of the pendency of each claim against the Company on the policy(ies) reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim and to interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defenses which it may deem available to the Company or its liquidator. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate this 6TH day of FEBRUARY, 1996,

                                           GENERAL REINSURANCE CORPORATION

                                           /s/ ???

                                           Vice President
Attest:  /s/ ???

and this         day of                                     , 199  .

                                           MERCHANTS MUTUAL INSURANCE COMPANY
                                           MERCHANTS INSURANCE COMPANY OF
                                               NEW HAMPSHIRE, INC.


Attest:
       ------------------------------    -------------------------------------




                                     - 6 -
                               Agreement No. 8009
                        GENERAL REINSURANCE CORPORATION

                                   EXHIBIT A

                         Attached to and made a part of
                       AGREEMENT OF REINSURANCE NO. 8009

                        FIRST EXCESS OF LOSS REINSURANCE
                                      of
                              CASUALTY BUSINESS

SECTION 1  -  LIABILITY OF THE REINSURER

         The Reinsurer shall pay to the Company, with respect to casualty business of the Company, the amount of net loss each occurrence in excess of the Company Retention but not exceeding the Limits of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

                            SCHEDULE OF REINSURANCE

- ----------------------------------------------------------------------------
                           Company
Class of Business         Retention    Limits of Liability of the Reinsurer
- ----------------------------------------------------------------------------
                             EACH               EACH               EACH
                         OCCURRENCE          OCCURRENCE         OCCURRENCE

                                                FIRST             SECOND
                                            EXCESS COVER       EXCESS COVER

Casualty Business            $500,000        $1,500,000         $3,000,000
- ---------------------------------------------------------------------------

SECTION 2  -  COMBINATION COVER

         If an occurrence takes place which involves the classes of business reinsured under this Exhibit and one risk reinsured under Exhibit B to this Agreement in combination, the Reinsurer shall pay to the Company the amount of net loss in excess of a Company Retention of $500,000 with respect to such occurrence, but not exceeding a Limit of Liability of the Reinsurer of $500,000. The Limit of Liability of the Reinsurer specified in this Section shall be in




                        GENERAL REINSURANCE CORPORATION
addition to the Limits of Liability of the Reinsurer set forth in the sections entitled LIABILITY OF THE REINSURER of this Exhibit and said Exhibit B.

SECTION 3  -  ALLOCATION OF ADJUSTMENT EXPENSE

         In addition to payments for its share of net loss, the Reinsurer shall pay to the Company a share of adjustment expenses proportionate to the Reinsurer's share of net loss.

         Should the amount of a judgment be reduced by any process or should a judgment be reversed outright, the adjustment expenses incurred in securing such reduction or reversal shall be apportioned between the Company and the Reinsurer in the ratio that each party benefits from such reduction or reversal.

SECTION 4  -  LOSS IN EXCESS OF POLICY LIMITS

         Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if a third party claimant is awarded an amount in excess of the Company's policy limit and, as a result of the Company's failure to settle within the policy limit or of the Company's alleged or actual negligence or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action, an action is taken by the insured or assignee which could impose legal liability on the Company for an amount in excess of the Company's policy limit, the Reinsurer shall pay to the Company 90% of only that portion of the award made to the third party claimant which is in excess of the greater of the Company's policy limit or the Company Retention. The liability of the Reinsurer with respect to the entire amount of net loss, including the loss in excess of the Company's policy limit, shall not exceed the Limit of Liability of the Reinsurer as set forth in the section entitled LIABILITY OF THE REINSURER.

         However, this Section shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors, a corporate officer of the Company, or any



                                     A - 2
                       GENERAL REINSURANCE CORPORATION
other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense, or settlement of any claim covered hereunder.

         Recoveries from any form of insurance or reinsurance which protects the Company against claims which are the subject matter of this Section shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.

SECTION 5  -  EXTRA CONTRACTUAL OBLIGATIONS

         Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if the Company incurs an extra contractual obligation, 90% of the extra contractual obligation shall be added to the Company's net loss from the occurrence and the total shall be allocated in accordance with the section entitled LIABILITY OF THE REINSURER.

         For purposes of this Section, the term "extra contractual obligation" shall mean a loss which the Company is legally liable to pay, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies reinsured hereunder which have limits of liability greater than the Company Retention.

         The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

         This Section shall not apply where the extra contractual obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

         Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Section and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.





                                     A - 3
                        GENERAL REINSURANCE CORPORATION

SECTION 6  -  COMPANY POLICY AMOUNTS

         For the purpose of determining the Company Retention and the Limits of Liability of the Reinsurer, the limits of liability of the Company with respect to any one policy shall be deemed not to exceed:

         (a)   Automobile Bodily Injury Liability                   $1,000,000     each person
                                                                    $1,000,000     each occurrence

         (b)   Automobile Property Damage Liability                 $1,000,000     each occurrence

         (c)   Automobile Liability Combined Single Limit           $1,000,000     each occurrence

         (d)   Uninsured Motorists Coverage                         $1,000,000     each person
                                                                    $1,000,000     each occurrence

         (e)   Personal Injury Protection Coverage                  Statutory Limits

         (f)   Other Bodily Injury Liability                        $1,000,000     each occurrence

         (g)   Other Property Damage Liability                      $1,000,000     each occurrence

         (h)   Other Liability Combined Single Limit                $1,000,000     each occurrence

         (i)   Section II Liability under Commercial
               Multiple Peril                                       $1,000,000     each occurrence

         (j)   Section II Liability under Businessowners            $1,000,000     each occurrence

         (k)   Section II Liability under Homeowners
               Multiple Peril                                       $1,000,000     each occurrence

         (l)   Section II Liability under Farmowners                $1,000,000     each occurrence
               Multiple Peril

         (m)   Employers' Liability

               (1)   In All States with Statutory Limits            Statutory Limits

               (2)   In All Other States
                     (i)    Bodily Injury by Accident               $1,000,000     each accident
                     (ii)   Bodily Injury by Disease                $1,000,000     policy limit
                     (iii)  Bodily Injury by Disease                $1,000,000     each employee





                                     A - 4
                        GENERAL REINSURANCE CORPORATION

SECTION 7  -  DEFINITIONS

         (a)   CASUALTY BUSINESS

               This term shall mean insurance which is classified in the NAIC form of annual statement as Farmowners Multiple Peril (Section
               II), Homeowners Multiple Peril (Section II), Commercial Multiple Peril (Sections II and III, including Section II of Business Owners), Workers' Compensation, Other Liability, Automobile Liability, and Automobile Personal Injury Protection, and described in the manuals of the Insurance Services Office, or the standard workers' compensation form of policy, as respects losses occurring in the United States of America, its territories and possessions, and Canada.

         (b)   COMPANY RETENTION

               This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         (c)   NET LOSS

               This term shall mean all payments by the Company in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards after deduction of salvage and after deduction of amounts due from all other reinsurance, whether collectible or not. This term shall not include adjustment expense. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

         (d)   ADJUSTMENT EXPENSE

               This term shall mean expenditures by the Company, other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company, made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses, court costs; statutory penalties; prejudgment interest or delayed damages; and interest on any judgment or award.





                                     A - 5
                        GENERAL REINSURANCE CORPORATION

         (e)   PREJUDGMENT INTEREST OR DELAYED DAMAGES

               This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

         (f)   OCCURRENCE

               This term shall mean each accident or occurrence or series of accidents or occurrences arising out of one event regardless of the number of policies involved, and as respects workers' compensation and employers' liability policies, regardless of the number of employees or employers involved, except as modified below:

               (1) As respects exposures reinsured hereunder other than occupational and other disease or cumulative injury under workers' compensation policies, all bodily injury or property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence. The date of occurrence shall be deemed to be the following:

                     (i) As respects a loss involving one or more policies written on an occurrence basis, the date on which bodily injury or property damage occurs.

                     (ii) As respects a loss involving one or more policies written on a claims-made basis, the date when notice of claim is received and recorded by the Company or the insured, whichever comes first, and any related claims reported subsequent to such date shall be included in such loss. However, if notice of claim is received and recorded by the Company or the insured during an Extended Reporting Period, the date of occurrence shall be deemed to be the last day of the policy period.

                     (iii) As respects a loss involving one or more policies written on an occurrence basis and one or more policies written on a claims-made basis, the date on which bodily injury or property damage occurs, and any related claims reported subsequent to such date shall be included in such loss whether they are covered under occurrence or claims-made policies.





                                     A - 6
                        GENERAL REINSURANCE CORPORATION

               (2) As respects an occupational or other disease or cumulative injury under workers' compensation or employers' liability policies for which the employer is liable:

                     (i) Which arises from a specific sudden and accidental event limited in time and place, such occupational or other disease suffered by one or more employees of one or more employers shall be deemed to be an occurrence within the meaning of this Exhibit and the date of occurrence shall be deemed to be the date of the sudden and accidental event.

                     (ii) Which does not arise from a specific sudden and accidental event limited in time and place, such occupational or other disease or cumulative injury shall be deemed to be an occurrence within the meaning of this Exhibit, and the date of occurrence shall be deemed to be the date of the beginning of the disability for which compensation is payable if the case is compensable under the Workers' Compensation law; or the date that disability due to said disease actually began if the case is not compensable under the Workers' Compensation law. Each case of an employee contracting such occupational or other disease or cumulative injury for which the employer insured by the Company is held liable shall be considered a separate occurrence regardless of the date of loss.

SECTION 8  -  EXCLUSIONS

         This Exhibit shall not apply to:

         (a) Business accepted by the Company as reinsurance from other insurers other than its affiliates;

         (b) Nuclear incident per the Nuclear Incident Exclusion Clause - Liability - Reinsurance attached hereto;

         (c) Policies covering liability of any insurer or reinsurer for its acts or omissions in the negotiation, settlement, or defense of claims or any act or omission in dealings with its policyholders;

         (d) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations and including automobile assigned risk





                                     A - 7
                        GENERAL REINSURANCE CORPORATION
               pools and voluntary or involuntary market assistance programs; however, this exclusion shall not apply to individual automobile assigned risks assigned to the Company;

         (e) Any liability of the Company arising from its participation or membership in any insolvency fund;

         (f) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority; however, this exclusion shall not apply to workers' compensation and employers liability nor to any policy which contains a standard war exclusion;

         (g) Business written on a co-indemnity basis not controlled by the Company;

         (h) Business written to apply in excess of a deductible or self insured amount of more than $5,000 or business written to apply specifically in excess over underlying insurance;

         (i) Automobile liability insurance relating to the ownership, maintenance, or use of:

               (1) Emergency vehicles including police and fire department vehicles; however, this exclusion shall not apply to renewal business;

               (2)   Automobiles used in organized speed contests;

               (3)   Automobile leasing or rental;

               (4) Commercial automobiles, as defined in the manuals of the Insurance Services Office, which customarily operate beyond a 300 mile radius;

               (5) Commercial automobiles over 80,000 lbs. gross vehicle weight or gross combination weight as defined in the manuals of the Insurance Services Office; however, this exclusion shall not apply to renewal business;

               (6) Motorcycles, motorized scooters, motorized bicycles, power cycles, and any similar motorized vehicles;

               (7) Public automobiles, other than school or church buses, as defined in the manuals of the Insurance Services Office;





                                     A - 8
                        GENERAL REINSURANCE CORPORATION

               (8) Motor vehicles used for transporting explosives, munitions, corrosives, flammable and non-flammable gas, flammable liquid, poison, radioactive materials and hazardous waste;

         (j) Liability insurance written by the aviation underwriting unit of the Company, howsoever styled;

         (k) Liability insurance issued to any state or governmental agency or any political subdivision whatsoever; however, this exclusion shall not apply to school districts and school boards nor to renewal business. This exclusion shall also not apply to Owners and Contractors Protective policies issued to any such entities;

         (l) Liability insurance relating to premises or operations involving:

               (1) Aircraft or airports, as respects coverage for all liability arising out of the ownership, maintenance, or use of any aircraft or flight operations;

               (2) Amusement parks or devices, carnivals or circuses, sports or other entertainment events, arenas, grandstands, or stadiums;

               (3) Manufacturing, packing, handling, shipping, or storage of explosives, ammunitions, fuses, arms, magnesium, fireworks, nitroglycerine, celluloid, pyroxylin or explosive substances intended for use as an explosive; however, this exclusion shall not apply to incidental handling and storage in connection with the sale of such substances;

               (4) Gas or public utility companies, gas or public utility works, or gas lease operations;

               (5) Production, refining, handling, shipping, or storage of natural or artificial fuel gasses, synthetic or coal or shale based fuel, butane, propane, gasoline, or liquefied petroleum gas; however, this exclusion shall not apply to gasoline service stations, convenience stores and fuel oil dealers;

               (6)   Oil or gas pipelines, wells, or drilling operations;

               (7)   Railroad operations;

               (8) Ship building, boat manufacturing, ship repair yards, dry docks, stevedoring, or watercraft; however, this exclusion shall not





                                     A - 9
                        GENERAL REINSURANCE CORPORATION
                     apply to watercraft commonly insured under homeowners policies;

               (9) Underground work, including underground mining and quarrying, tunneling, and subway construction;

               (10)  Off-shore and subaqueous work;

               (11) Wrecking or demolition of structures over 3 stories in height, or marine wrecking;

               (12)  Chemical manufacturing;

         (m) Liability insurance relating to products or completed operations involving the manufacture or importation of:

               (1)   Cosmetics, hair, and skin products;

               (2)   Drugs, pharmaceuticals, and agricultural chemicals;

               (3) Aircraft, aircraft parts, or aircraft engines, all motorized vehicles, or mobile equipment;

               (4) Heavy machinery and equipment, home power tools, or oil drilling equipment;

         (n) Insurance covering damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the insured's products or of any property of which such products form a part, or if such products or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

         (o) Malpractice insurance, directors and officers liability insurance, or any other form of errors and omissions or professional liability insurance; however, this exclusion shall not apply to druggists operating outside the State of Florida, funeral directors, veterinarians', beauty and barber shops', hearing aid service specialists', cemetery operators' liability, opticians', or printers liability business, nor to employee benefits liability business;

         (p) Insurance written for governmental bodies to afford protection against liability arising out of riot, civil commotion, or mob action or out of any act or omission in connection with the prevention or suppression of any riot, civil commotion, or mob action;





                                     A - 10
                        GENERAL REINSURANCE CORPORATION

         (q) Liability insurance relating to or involving satellites, spacecraft, and launch vehicles, including cargo and freight carried therein, in all phases of operation (including but not limited to manufacturing, transit, pre-launch, launch and in-orbit);

         (r) Pollution liability insurance or environmental impairment liability, howsoever styled;

         (s) Pollution under any commercial multiple peril policy, farmowners multiple peril policy, farm liability policy or any other commercial other liability policy written by the Company which does not contain the pollution exclusion set forth in ISO Commercial General Liability Form CG 00 01 (Ed. 11/88) or as subsequently amended or under any garage liability policy written by the Company which does not contain the pollution exclusion set forth in ISO Garage Coverage Form CA 00 05 (Ed. 1/87) or as subsequently amended; however, this exclusion does not apply to any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from attaching such endorsement. If the Company elects to file an endorsement independent of ISO, such endorsement will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer's prior approval.

         (t) Workers' compensation and employers' liability insurance with respect to operations principally involving:

               (1) Aircraft flight and ground operations or operations in which the flying hazard is a major part;

               (2) Amusement parks or devices, exhibitions (including fireworks), carnivals or circuses, sports events and/or participants;

               (3) Manufacturing, packing, handling, shipping, or storage of explosives, substances intended for use as an explosive, ammunitions, fuses, arms, magnesium, propellant charges, detonating devices, fireworks, nitroglycerine, celluloid, or pyroxylin; however, this exclusion shall not apply to the incidental packing, handling or storage of same in connection with the sale of such substances;

               (4) Gas companies, dealers, or distributors, except those in the gasoline service station, convenience store or fuel oil dealer business; oil or gas operators, lease operators or contractors; oil or gas well works; oil or gas pipeline construction or opera-





                                     A - 11
                        GENERAL REINSURANCE CORPORATION
                     tions; oil rig and derrick work; onshore or offshore gas or oil drilling operations;

               (5) Manufacturing, packing, handling, shipping or storage of natural gas or artificial fuel gasses, butane, propane, gasoline, or liquefied petroleum gas; however, this exclusion shall not apply to the incidental packing, handling or storage of same in connection with the sale of such substances;

               (6)   Railroad operation or construction;

               (7) Maritime or federal employments; steamship lines, agencies, or stevedoring, navigation or operation of vessels; operation of drydocks; and including all United States Longshoremen's and Harbor Workers' exposures except as endorsed on an if any basis;

               (8) Sewer, subway, or water main construction, shaft sinking, or tunnelling;

               (9) Wrecking or demolition of buildings, structures, or vessels;

               (10)  Underground mining, strip mining, or quarrying;

               (11)  Subaqueous work;

               (12) Caisson or coffer dam work; dam, dike, lock, or revetment construction;

               (13)  Chemical manufacturing;

               (14) Nuclear Regulatory Commission projects or operations conducted under license from the Nuclear Regulatory Commission;

               (15)  Asbestos removal;

               (16)  Firefighters and police officers.

         If the Company provides insurance for an insured with respect to the ownership, maintenance, or use of items listed in exclusions (i)(l) through
(i)(7) and if such ownership maintenance, or use constitutes only a minor and incidental part of the total ownership, maintenance, or use of such items of the insured, such exclusion(s) shall not apply.





                                     A - 12
                        GENERAL REINSURANCE CORPORATION

         If the Company provides insurance for an insured with respect to any premises, operations, products, or completed operations listed in exclusions
(l) and (m), except exclusions (l)(3), and (l)(4), and if such premises, operations, products, or completed operations constitute only a minor incidental part of the total premises, operations, products, or completed operations of the insured, such exclusion(s) shall not apply.

         If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of one or more of the exclusions set forth in this Section, these exclusions, except (a) through (g), (l)(3), (l)(4), (n) through (r), (t)(3) and (t)(4) shall be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.

SECTION 9  -  REINSURANCE PREMIUM AND COMMISSION

         The Company shall pay to the Reinsurer:

         (a) With respect to business in force at the effective time and date of this Exhibit:

               (1) For the First Excess Cover, a reinsurance premium equal to the product of the applicable First Excess reinsurance rate set forth in Appendix A attached hereto and the Company's unearned premium for the classes of business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit;

               (2) For the Second Excess Cover, a reinsurance premium equal to the product of the applicable Second Excess reinsurance rate set forth in Appendix A attached hereto and the Company's unearned premium for the classes of business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

         (b) With respect to business becoming effective at and after the effective time and date of this Exhibit:





                                     A - 13
                        GENERAL REINSURANCE CORPORATION

               (1) For the First Excess Cover, a reinsurance premium equal to the product of the applicable First Excess reinsurance rate set forth in Appendix A attached hereto and the Company's written premium for the classes of business reinsured hereunder;

               (2) For the Second Excess Cover, a reinsurance premium equal to the product of the applicable Second Excess reinsurance rate set forth in Appendix A attached hereto and the Company's written premium for the classes of business reinsured hereunder, subject to an annual minimum and deposit reinsurance premium of $400,000.

         The reinsurance premiums for the First and Second Excess Covers and the annual minimum and deposit reinsurance premium in (b)(2) above are subject to a fixed commission allowance of 50%.

         For the purpose of the calculation of the reinsurance premium for business owners policies reinsured hereunder, the reinsurances rates in (a) and
(b) above shall be applied against 60% of the business owners policy premium unearned or written, as applicable.

SECTION 10  -  CONTINGENT COMMISSION

         The provisions of this Section apply to the Reinsurer's combined underwriting experience under the First Excess Cover and Combination Cover of this Exhibit and under Exhibit B to this Agreement.

         In addition to the fixed commission set forth in the sections entitled REINSURANCE PREMIUM AND COMMISSION of this Exhibit and Exhibit B to this Agreement, the Reinsurer shall pay to the Company a contingent commission of 50% of the amount by which the Reinsurer's Income exceeds the Reinsurer's Outgo for each contingent period.

         With respect to the contingent commission and the calculation thereof, the following interpretations and reporting provisions shall apply:

         (a)   CONTINGENT PERIOD

               The initial contingent period shall be from January 1, 1993, through December 31, 1995, (the period from January 1, 1993, through December 31, 1994, under prior Agreement No. 7299 between the Company





                                     A - 14
                        GENERAL REINSURANCE CORPORATION
               and the Reinsurer and the period from January 1, 1995, through December 31, 1995, under this Agreement) and thereafter each contingent period shall consist of 36 months to begin concurrently with the expiration of the previous contingent period; however,

               (1) Should the date of termination of this Exhibit coincide with the completion of a contingent period, such contingent period and the period from the date of termination until expiration or termination of the reinsurance, if any, then in effect shall be combined and shall constitute a single contingent period.

               (2) Should the Reinsurer terminate this Exhibit and the date of termination not coincide with the completion of a contingent period, the following periods shall be combined and shall constitute a single contingent period:

                     (i) the last contingent period completed prior to the date of termination, and

                     (ii) the period from the last completed contingent period until the date of termination, and

                     (iii) the period from the date of termination until expiration or termination of the reinsurance, if any, then in effect.

               (3) Should the Company terminate this Exhibit and the date of termination not coincide with the completion of a contingent period, the provisions of sub-paragraph (f) of this Section shall apply.

         (b)   REINSURER'S INCOME

               This term shall mean:

               (1) The reinsurance premium written, net of fixed commission. during the contingent period for the First Excess Cover of this Exhibit and for Exhibit B;

               (2) Plus the reinsurance premium unearned, net of fixed commission, at the end of the preceding contingent period for the First Excess Cover of this Exhibit and for Exhibit B, calculated on a monthly pro rata basis;

               (3) Less the reinsurance premium unearned, net of fixed commission, at the end of the contingent period for the First Excess





                                     A - 15
                        GENERAL REINSURANCE CORPORATION

                     Cover of this Exhibit and for Exhibit B, calculated on a monthly pro rata basis.

         (c)   REINSURER'S OUTGO

               This term shall mean:

               (1) The sum of the Reinsurer's payments and reserves for claims, losses and adjustment expense (including reserves for claims and losses incurred but not reported, as set forth in sub-paragraph (d) below) less the Reinsurer's portion of salvage recovered, resulting from occurrences taking place during the contingent period (or, as respects the initial contingent period, resulting from occurrences taking place during the contingent period insured under new and renewal policies becoming effective on and after January 1, 1993) and allocated to the First Excess Cover or the Combination Cover of this Exhibit and to Exhibit B;

               (2)   Plus 20% of the Reinsurer's Income as a risk charge.

         (d)   RESERVES FOR CLAIMS AND LOSSES INCURRED BUT NOT REPORTED

               The reserves for claims and losses incurred but not reported
               (IBNR) shall be determined separately for each twelve month period within each experience period. IBNR will be determined by multiplying the Reinsurer's Income for each twelve month period by the appropriate factor based on the maturity of the period from its commencement date.

                      MATURITY                 CASUALTY                  PROPERTY
                    (IN MONTHS)               IBNR FACTOR              IBNR FACTOR
                         12                      .70                       .00
                         24                      .60                       .00
                         36                      .40                       .00
                         48                      .20                       .00
                         60                      .00                       .00

         (e)   STATEMENTS OF CONTINGENT COMMISSION

               As soon as practicable after each anniversary of the commencement of a contingent period, the Reinsurer shall render to the Company an interim statement of contingent commission for the period from the commencement of the contingent period until such anniversary. The amount thereof, payable subject to the following Schedule, shall be balanced





                                     A - 16
                        GENERAL REINSURANCE CORPORATION
               against the amount previously paid the Company for the contingent period and the difference due either party shall be remitted promptly.

                                                                THE CONTINGENT COMMISSION
                        AT THE COMPLETION OF                         PAYABLE SHALL BE
               (1)   The first year of the                    33 1/3% of the amount due
                     contingent period
               (2)   the second year of the                   66 2/3% of the amount due
                     contingent period
               (3)   the third year of the                    100% of the amount due
                     contingent period

               As soon as practicable after the end of a contingent period, the Reinsurer shall render to the Company a statement of contingent commission for the entire contingent period. The amount thereof shall be balanced against the amount previously allowed the Company for the contingent period and the amount due either party shall be remitted promptly. Annually thereafter, revised statements shall be rendered to the Company reflecting changes in the original statement until all losses which occurred during the contingent period are fully discharged, and the amount due either party because of such changes shall be remitted promptly.

         (f)   TERMINATION

                         IF THIS EXHIBIT IS                           THE CONTINGENT
                      TERMINATED BY THE COMPANY                   COMMISSION PERCENTAGE
                         AT ANY TIME DURING                              SHALL BE
               (1)   the first year of any                                 Nil
                     contingent period
               (2)   the second year of any                           33 1/3% of 50%
                     contingent period
               (3)   the third year of any                            66 2/3% of 50%
                     contingent period

               If this Exhibit is still in force at the end of a contingent period, the contingent commission percentage for the entire contingent period shall be 100% of 50%.

               If this Exhibit is terminated by the Reinsurer, the contingent commission percentage for each contingent period, or fractional part thereof, shall be 100% of 50%.





                                     A - 17
                        GENERAL REINSURANCE CORPORATION

SECTION 11  -  REPORTS AND REMITTANCES

         (a)   REINSURANCE PREMIUM

               (1)   IN FORCE PREMIUM

                     Within 25 days after the commencement of this Exhibit, the Company shall render to the Reinsurer a report of the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Exhibit, summarizing the reinsurance premium by line of insurance, by term, and by month and year of expiration; and the amount due the Reinsurer shall be remitted within 60 days after the commencement of this Exhibit.

               (2)   FIRST EXCESS COVER

                     Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium for the month with respect to business of the Company written during the month, summarizing the reinsurance premium by line of insurance; and the amount due either party shall be remitted within 60 days after the close of the month.

                     Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term and by month and year of expiration.

               (3)   SECOND EXCESS COVER

                     Within 25 days after the beginning of each calendar quarter, the Company shall pay to the Reinsurer one quarter of the annual minimum and deposit reinsurance premium stipulated in sub-paragraph (b)(2) the section entitled REINSURANCE PREMIUM AND COMMISSION.

                     Within 60 days after the close of each calendar year, the Company shall render to the Reinsurer a report of the premium written by the Company on the classes of business reinsured hereunder during such calendar year. The Company shall calculate the reinsurance premium thereon and remit to the Reinsurer the amount of reinsurance premium, if any, in excess of the





                                     A - 18
                        GENERAL REINSURANCE CORPORATION
                     annual minimum and deposit reinsurance premium previously paid.

         (b)   CLAIMS AND LOSSES

               The Company shall report promptly to the Reinsurer each claim or loss for which the Company's estimated amount of net loss is 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

               (1)   Cord injury - paraplegia, quadriplegia;

               (2)   Amputations - requiring a prosthesis;

               (3)   Brain damage affecting mentality or central nervous system
                     - such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

               (4)   Blindness;

               (5) Burns - involving over 10% of body with third degree or 30% of body with second degree;

               (6) Multiple fractures - involving more than one member or non-union;

               (7) Fracture of both heel bones (fractured bilateral os calcis);

               (8) Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

               (9)   Massive internal injuries affecting body organs;

               (10) Injury to nerves at base of spinal canal (Cauda Equina) or any other back injury resulting in incontinence of bowel and/or bladder;

               (11)  Fatalities;

               (12) Any other serious injury which, in the judgment of the Company, might involve the Reinsurer.





                                     A - 19
                        GENERAL REINSURANCE CORPORATION

               The Company shall advise the Reinsurer of the estimated amount of net loss and adjustment expense in connection with each such claim or loss and of any subsequent changes in such estimates.

               Upon receipt of a definitive statement of net loss and adjustment expense from the Company, the Reinsurer shall pay promptly to the Company the Reinsurer's portion of net loss and Reinsurer's portion of adjustment expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurer and the amount due either party shall be remitted promptly.

         (c)   GENERAL

               In addition to the reports required in (a) and (b) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

               All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

SECTION 12  -  COMMENCEMENT AND TERMINATION

         As respects policies written on a claims-made basis, this Exhibit shall apply to claims received and recorded by the Company or the insured at and after 12:01 A.M., January 1, 1995, provided that each such policy includes a specific retroactive date and the occurrence which results in each such claim takes place on or after such retroactive date, and provided further that such retroactive date is on or after the inception date of the first of one or more consecutive claims-made policies issued by the Company or another insurer(s) to the named insured. However, this Exhibit shall not apply to claims received and recorded by the Company or the insured during any Extended Reporting Period in force at such time and date. As respects policies written on an occurrence basis, this Exhibit shall apply to claims and losses resulting from occurrences taking place at and after 12:01 A.M., January 1, 1995.

         This Exhibit may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective.





                                     A - 20
                        GENERAL REINSURANCE CORPORATION

         Upon termination of this Exhibit, the Reinsurer shall continue to be liable, with respect to policies in force at the time and date of termination, for occurrences taking place until the expiration, cancellation, or next anniversary date, not to exceed one year, of each such policy of the Company, whichever occurs first, provided that with respect to policies written on a claims-made basis, the claim is received and recorded by the Company or the insured before such expiration, cancellation, or next anniversary date. However, if the Company provides an Extended Reporting Period within one year after the termination date of this Exhibit on any claims-made policy which is in force at such termination date or if an Extended Reporting Period is in force at the time and date of termination, the Reinsurer shall continue to be liable for claims received and recorded by the Company or the insured during such Extended Reporting Period, provided always that the occurrence which results in any such claim takes place prior to the expiration or cancellation date of the policy. The reinsurance premium for any unlimited Extended Reporting Period provided within one year after the termination date of this Exhibit on any claims-made policy which is in force at such termination date shall be calculated in accordance with the provisions of the section entitled REINSURANCE PREMIUM AND COMMISSION.

         When all reinsurance is expired or terminated, the Reinsurer shall return to the Company the reinsurance premium unearned, if any, calculated on the monthly pro rata basis, less the commission previously allowed thereon.





                                     A -21
                               Agreement No. 8009
                       GENERAL REINSURANCE CORPORATION

                                   APPENDIX A

                         Attached to and made a part of
                        EXHIBIT A OF AGREEMENT NO. 8009


                               REINSURANCE RATES



         CLASS OF BUSINESS                                        GROSS REINSURANCE RATE

                                                      FIRST EXCESS                     SECOND EXCESS
Private Passenger Automobile
      Liability (including PIP)                          0.36%                             0.18%

Commercial Automobile Liability
      (including PIP)                                    3.20%                             0.18%

Workers' Compensation and
      Employers' Liability                               5.40%                             2.60%

Commercial Multiple Peril
      (Section II) and
      Business Owners (Section II)                       8.24%                             0.18%

Homeowners Multiple Peril
      (Section II) and Farmowners
      Multiple Peril (Section II)                          --                              0.18%

All Other Liability                                      4.64%                             0.18%


                       GENERAL REINSURANCE CORPORATION

                                   EXHIBIT B

                         Attached to and made a part of
                       AGREEMENT OF REINSURANCE NO. 8009

                           EXCESS OF LOSS REINSURANCE
                                       of
                               PROPERTY BUSINESS

- --------------------------------------------------------------------------------

SECTION 1  -  LIABILITY OF THE REINSURER

         The Reinsurer shall pay to the Company, with respect to each risk of the Company, the amount of net loss sustained by the Company in excess of the Company Retention but not exceeding the Limit of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

         The Limit of Liability of the Reinsurer under this Exhibit shall not exceed a total payment of $3,000,000 on all risks involved in one occurrence.

                            SCHEDULE OF REINSURANCE

- -----------------------------------------------------------------------------------------------
                                                Company                     Limit of Liability
Class of Business                              Retention                     of the Reinsurer
- -----------------------------------------------------------------------------------------------
All Property Business                          $500,000                         $1,500,000
- -----------------------------------------------------------------------------------------------

         All insurance written under one or more policies of the Company against the same peril on the same risk shall be combined, and Company Retention and Liability of the Reinsurer shall be determined on the basis of the sum of all insurance against the same peril and on the same risk which is in force at the time of a claim or loss.

SECTION 2  -  COMBINATION COVER

         If an occurrence takes place which involves one risk reinsured under this Exhibit and the classes of business reinsured under Exhibit A to this Agreement in combination, the provisions of the section entitled COMBINATION COVER of said Exhibit A shall apply.




                        GENERAL REINSURANCE CORPORATION

SECTION 3  -  ALLOCATION OF ADJUSTMENT EXPENSE

         In addition to payments for its share of net loss, the Reinsurer shall pay to the Company a share of adjustment expense proportionate to the Reinsurer's share of net loss.

SECTION 4  -  EXTRA CONTRACTUAL OBLIGATIONS

         Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if the Company incurs an extra contractual obligation, 90% of the extra contractual obligation shall be added to the Company's net loss from the occurrence and the total shall be allocated in accordance with the section entitled LIABILITY OF THE REINSURER.

         For purposes of this Section, the term "extra contractual obligation" shall mean a loss which the Company is legally liable to pay, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies reinsured hereunder which have amounts of insurance greater than the Company Retention.

         The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

         This Section shall not apply where the extra contractual obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

         Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Section and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.



                                    B - 2
                       GENERAL REINSURANCE CORPORATION

SECTION 5  -  OTHER REINSURANCE

         The obligations of the Company to reinsure business falling within the scope of this Exhibit and of the Reinsurer to accept such reinsurance are mandatory and no other reinsurance (either facultative or treaty) is permitted, except as provided for below.

         When the amount of insurance written by the Company on an individual risk exceeds $2,000,000 permission is granted the Company to purchase facultative excess of loss or share reinsurance for the amount over $2,000,000 on such risk. If the Company purchases facultative excess of loss reinsurance, it shall advise the Reinsurer immediately, and a reinsurance rate which compensates for the enhanced partial loss shall be agreed upon. If the Company does not purchase either facultative excess of loss or share reinsurance for the amount over $2,000,000 on such risk, the net loss for the purpose of computing the Company Retention and the Limit of Liability of the Reinsurer shall be reduced as if facultative share reinsurance had been in force at the time of the loss for the amount over $2,000,000 on such risk.

         The Company may also purchase facultative excess of loss reinsurance or facultative share reinsurance on the liability of the Reinsurer, if, in the underwriting judgment of the Company, the Reinsurer will be benefited thereby. In no event, however, shall the amount required with respect to the Company Retention be reduced.

         Recoveries from catastrophe reinsurance shall be deemed not to reduce the amount required with respect to the Company Retention.

SECTION 6  -  DEFINITIONS

         (a)   PROPERTY BUSINESS

               This term shall mean insurance which is classified in the NAIC form of annual statement as Fire, Allied Lines, Farmowners Multiple Peril (Section I), Homeowners Multiple Peril (Section
               I), Commercial Multiple Peril (Section I, including Section 1 of Business Owners), Inland Marine, and Automobile Physical Damage (including collision, water damage, fleet dealers' and garagekeepers' legal liability) except those lines specifically excluded in the section entitled EXCLUSIONS, on risks wherever





                                     B - 3
                        GENERAL REINSURANCE CORPORATION
               located in the United States of America, its territories and possessions, and Canada.

         (b)   COMPANY RETENTION

               This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         (c)   NET LOSS

               This term shall mean all payments by the Company in settlement of claims or losses after deduction of salvage and after deduction of amounts due from all other reinsurance, except catastrophe reinsurance, whether collectible or not. This term shall not include adjustment expense. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

         (d)   ADJUSTMENT EXPENSE

               This term shall mean expenditures by the Company, other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company, made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses, court costs; statutory penalties; prejudgment interest or delayed damages; and interest on any judgment or award.

         (e)   PREJUDGMENT INTEREST OR DELAYED DAMAGES

               This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

         (f)   PROPERTY RISK

               The Company shall establish what constitutes one risk, provided:

               (1) a building and its contents, including time element coverages, shall never be considered more than one risk;





                                     B - 4
                        GENERAL REINSURANCE CORPORATION

               (2) when two or more buildings and their contents are situated at the same general location, the Company shall identify on its records at the time of acceptance by the Company those individual buildings and their contents that are considered to constitute each risk; if such identification is not made, each building and its contents shall be considered to be a separate risk.

         (g)   BUILDING

               This term shall mean each structure that is considered by the local fire insurance rating organization to be a separate building for rate making purposes. With reference to structures not rated specifically by the local fire insurance rating organization, the term building shall mean each separately roofed structure enclosed within exterior walls.

         (h)   AUTOMOBILE PHYSICAL DAMAGE RISK

               The Company shall establish what constitutes one automobile physical damage risk, provided:

               (1) a tractor and trailer(s) or a tractor and semi-trailer(s) shall never be considered more than one risk;

               (2) with respect to fleet dealers' business and garage keepers legal liability business, all vehicles housed in one building shall never be considered more than one risk;

               (3) with respect to fleet dealers' business and garage keepers legal liability business, any location where all vehicles are situated out-of-doors shall never be considered more than one risk.

         (i)   OCCURRENCE

               This term shall mean each occurrence or series of occurrences arising out of one event.

SECTION 7  -  EXCLUSIONS

        This Exhibit shall not apply to:

         (a)  Reinsurance accepted by the Company other than:

              (1) Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement, or





                                     B - 5
                        GENERAL REINSURANCE CORPORATION

               (2) Local agency reinsurance on a share basis accepted in the normal course of business, or

               (3)   From its affiliates;

        (b) Nuclear incident per the Nuclear Incident Exclusion - Physical Damage - Reinsurance attached hereto;

        (c) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations;

        (d) Any liability of the Company arising from its participation or membership in any insolvency fund;

        (e) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority; however, this exclusion shall not apply to any policy which contains a standard war exclusion;

        (f) Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $5,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with windstorm;

        (g) Insurance against earthquake, except when written in conjunction with fire and otherwise eligible perils;

        (h)    Insurance on growing crops;

        (i) Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, except when written in conjunction with fire and otherwise eligible perils;

        (j)    Business classified as fidelity;

        (k) Liability under coverage afforded for loss or damage resulting from failure to account or pay for any goods or merchandise sold on credit, delivered under deferred payment agreements, consigned for sale, or delivered under any trust or floor plan agreements, except under standard accounts receivable policies;





                                     B - 6
                        GENERAL REINSURANCE CORPORATION

        (l) Any loss or damage caused by or resulting from explosion, rupture, or bursting of steam boilers, steam pipes, steam turbines, steam engines, or rotating parts of machinery caused by centrifugal force; if owned by, leased by, or actually operated under the control of the insured. This exclusion shall not apply to ensuing loss by fire not otherwise excluded;

        (m) Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property;

        (n) Difference in conditions insurance and similar kinds of insurance, howsoever styled;

        (o) Risks which have a total insurable value of more than $250,000,000; however, this exclusion shall not apply if the Company writes 100% of the risk;

        (p) Any collection of fine arts with an insurable value of $5,000,000 or more;

        (q) Mobile homes; however, this exclusion shall not apply to dealers' physical damage renewal business;

        (r)    Inland marine business with respect to the following:

               (1)   All bridges and tunnels;

               (2) Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

               (3)   Commercial negative film insurance and cast insurance;

               (4)   Drilling rigs;

               (5)   Furriers' customers policies;

               (6)   Garment contractors policies;

               (7) Insurance on livestock under so-called "mortality policies";

               (8)   Jewelers' block policies and furriers' block policies;

               (9)   Mining equipment while underground;





                                     B - 7
                        GENERAL REINSURANCE CORPORATION

               (10) Motor truck cargo insurance written for common carriers operating beyond a radius of 300 miles;

               (11)  Radio and television broadcasting towers;

               (12) Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

               (13) Watercraft other than watercraft insured under a standard homeowners policy;

         (s) Loss of, damage to, or failure of, or consequential loss resulting therewith (including but not limited to earnings and extra expense) of satellites, spacecraft, and launch vehicles, including cargo and freight carried therein, in all phases of operation (including but not limited to manufacturing, transit, pre-launch, launch, and in-orbit);

         (t) Coverage afforded by ISO Pollutant Clean Up and Removal Additional Aggregate Limit of Insurance Endorsement CP 04 07 (Ed. 4/86) or as subsequently amended or by any similar endorsement affording such coverage;

         (u) Pollutant clean up or removal under any commercial property policy or any inland marine policy written by the Company which does not contain ISO Changes-Pollutants Endorsement CP 01 86 (Ed. 4/86) or as subsequently amended; however, this exclusion does not apply to any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from attaching such endorsement. If the Company elects to file an endorsement independent of ISO, such endorsement will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer's prior approval.

SECTION 8  -  REINSURANCE PREMIUM AND COMMISSION

         The Company shall pay to the Reinsurer:

         (a) With respect to business becoming in force at the effective time and date of this Exhibit:

               (1) 0.20% of the Company's unearned premium on homeowners multiple peril (Section I), after deducting that portion, if any, paid for share reinsurance, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit; and





                                     B - 8
                        GENERAL REINSURANCE CORPORATION

               (2) 6.78% of the Company's unearned premium on all other classes of business reinsured hereunder (except automobile physical damage), after deducting that portion, if any, paid for share reinsurance, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

         (b) With respect to business becoming effective at and after the effective time and date of this Exhibit:

               (1) 0.20% of the Company's written premium on homeowners multiple peril (Section I), after deducting that portion, if any, paid for share reinsurance; and

               (2) 6.78% of the Company's written premium on all other classes of business reinsured hereunder (except automobile physical damage), after deducting that portion, if any, paid for share reinsurance.
         The reinsurance premiums set forth above are subject to a fixed commission allowance of 50%.

         For the purpose of the calculation of the reinsurance premium for business owners policies reinsured hereunder, the reinsurance rate above shall be applied against 40% of the business owners policy written premium.

SECTION 9  -  CONTINGENT COMMISSION

         The Reinsurer's underwriting experience under this Exhibit and under the First Excess Cover and the Combination Cover of Exhibit A to this Agreement shall be combined for the purposes of calculating the contingent commission in accordance with the provisions of the section entitled CONTINGENT COMMISSION of said Exhibit A.

SECTION 10  -   MORTGAGEE REINSURANCE ENDORSEMENTS AND BLANKET
                MORTGAGEE REINSURANCE CERTIFICATES

         To induce a mortgagee named in a policy or policies of the Company to accept such policy or policies, the Company and the Reinsurer may agree to name such mortgagee as a third party beneficiary in a Mortgagee Reinsurance Endorsement or Blanket Mortgagee Reinsurance Certificate made a part of this Agreement. For each such Mortgagee Reinsurance Endorsement or Blanket Mortgagee Rein-





                                     B - 9
                        GENERAL REINSURANCE CORPORATION
surance Certificate so issued, the Company shall indemnify the Reinsurer for any and all liability, loss, cost, or expense the Reinsurer may sustain or incur in excess of its obligations under this Agreement by reason of the issuance of such Mortgagee Reinsurance Endorsement or such Blanket Mortgagee Reinsurance Certificate.

         If the Reinsurer becomes liable to a mortgagee under any Mortgagee Reinsurance Endorsement or under any Blanket Mortgagee Reinsurance Certificate, the Reinsurer shall, to the extent of its liability:

         (a) Benefit pro-rata in reductions of the Company's loss by salvage, subrogation, compromise, or otherwise.

         (b) Be automatically subrogated to all of the mortgagee's rights against the Company under the policy.

         (c) Be completely discharged from its obligation to make any payment to the Company under this Agreement and be entitled to set off against any amount due from the Reinsurer to the Company under this or any other agreement for any amounts for which the Reinsurer would not be liable except for the existence of such Mortgagee Reinsurance Endorsement or such Blanket Mortgagee Reinsurance Certificate.

         The Reinsurer shall have the right to cancel any Mortgagee Reinsurance Endorsement or any Blanket Mortgagee Reinsurance Certificate by notice to the mortgagee.

SECTION 11  -  REPORTS AND REMITTANCES

         (a)   REINSURANCE PREMIUM

               Within 25 days after the commencement of this Exhibit, the Company shall render to the Reinsurer a report of the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Exhibit, summarizing the reinsurance premium by line of insurance, by term, and by month and year of expiration; and the amount due the Reinsurer shall be remitted within 60 days after the commencement of this Exhibit.





                                     B - 10
                        GENERAL REINSURANCE CORPORATION

               Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium for the month with respect to business of the Company written during the month, summarizing the reinsurance premium by line of insurance; and the amount due either party shall be remitted within 60 days after the close of the month.

               Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term, and by month and year of expiration.

         (b)   CLAIMS AND LOSSES

               The Company shall report promptly to the Reinsurer each claim or loss which, in the Company's opinion, may involve the reinsurance afforded by this Exhibit. The Company shall advise the Reinsurer of the estimated amount of net loss in connection with each such claim or loss and of any subsequent changes in such estimates.

               Upon receipt of a definitive statement of net loss from the Company, the Reinsurer shall promptly pay to the Company the Reinsurer's portion of net loss and the Reinsurer's portion of adjustment expense, if any. Any subsequent changes in the amount of net loss shall be reported by the Company to the Reinsurer and the amount due either party shall be remitted promptly.

         (c)   P.C.S. CATASTROPHE BULLETINS

               The Company shall furnish to the Reinsurer, upon request, the following information with respect to each catastrophe set forth in the Catastrophe Bulletins published by the Property Claim
               Services:

               (1) The preliminary estimates of the amount recoverable from the Reinsurer;

               (2) The Reinsurer's portion of claims, losses and adjustment expenses paid less salvage recovered during each calendar quarter;

               (3) The Reinsurer's portion of reserves for claims, losses, and adjustment expenses at the end of each calendar quarter.





                                     B - 11
                        GENERAL REINSURANCE CORPORATION

         (d)   GENERAL

               In addition to the reports required in (a), (b), and (c) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

               All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

SECTION 12  -  COMMENCEMENT AND TERMINATION

         This Exhibit shall apply to new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 1995, and to policies of the Company in force at 12:01 A.M., January 1, 1995, with respect to claims or losses resulting from occurrences taking place at and after the aforesaid time and date.

         This Exhibit may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. Upon termination of this Exhibit, the liability of the Reinsurer with respect to policies in force at the time and date of termination shall continue until the expiration, cancellation, or next anniversary date, not to exceed one year, of each such policy of the Company, whichever occurs first.

         When all reinsurance is expired or terminated, the Reinsurer shall return to the Company the reinsurance premium unearned, if any, calculated on the monthly pro rata basis, less the commission previously allowed thereon.





                                     B - 12
                               Agreement No. 8009
                       GENERAL REINSURANCE CORPORATION

                                   EXHIBIT C

                         Attached to and made a part of
                       AGREEMENT OF REINSURANCE NO. 8009

                       SECOND EXCESS OF LOSS REINSURANCE
                                       of
                               CASUALTY BUSINESS

- --------------------------------------------------------------------------------

SECTION 1  -  LIABILITY OF THE REINSURER

         The Reinsurer shall pay to the Company, with respect to casualty business of the Company, the amount of net loss each occurrence in excess of the sum of the Company Retention and Underlying Reinsurance but not exceeding the Limit of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

         However, as respects the workers' compensation business reinsured hereunder, for purposes of determining the amount of net loss sustained by the Company, it is deemed that the amount of net loss for any one claimant shall not exceed $2,500,000.

                            SCHEDULE OF REINSURANCE

- ----------------------------------------------------------------------------------------------
                                        Company Retention and               Limit of Liability
Class of Business                       Underlying Reinsurance               of the Reinsurer
- ----------------------------------------------------------------------------------------------

                                            EACH OCCURRENCE                   EACH OCCURRENCE
Casualty Business                             $5,000,000                        $5,000,000
- ----------------------------------------------------------------------------------------------

SECTION 2  -  ALLOCATION OF ADJUSTMENT EXPENSE

         In addition to payments for its share of net loss, the Reinsurer shall pay to the Company a share of adjustment expenses proportionate to the Reinsurer's share of net loss.

         Should the amount of a judgment be reduced by any process or should a judgment be reversed outright, the adjustment expenses incurred in securing such reduction or reversal



                        GENERAL REINSURANCE CORPORATION
shall be apportioned between the Company and the Reinsurer in the ratio that each party benefits from such reduction or reversal.

SECTION 3  -  LOSS IN EXCESS OF POLICY LIMITS

         Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if a third party claimant is awarded an amount in excess of the Company's policy limit and, as a result of the Company's failure to settle within the policy limit or of the Company's alleged or actual negligence or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action, an action is taken by the insured or assignee which could impose legal liability on the Company for an amount in excess of the Company's policy limit, the Reinsurer shall pay to the Company 90% of only that portion of the award made to the third party claimant which is in excess of the greater of the Company's policy limit or the Company Retention. The liability of the Reinsurer with respect to the entire amount of net loss, including the loss in excess of the Company's policy limit, shall not exceed the Limit of Liability of the Reinsurer as set forth in the section entitled LIABILITY OF THE REINSURER.

         However, this Section shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense, or settlement of any claim covered hereunder.

         Recoveries from any form of insurance or reinsurance which protects the Company against claims which are the subject matter of this Section shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.



                                    C - 2
                       GENERAL REINSURANCE CORPORATION

SECTION 4  -  EXTRA CONTRACTUAL OBLIGATIONS

         Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if the Company incurs an extra contractual obligation, 90% of the extra contractual obligation shall be added to the Company's net loss from the occurrence and the total shall be allocated in accordance with the section entitled LIABILITY OF THE REINSURER.

         For purposes of this Section, the term "extra contractual obligation" shall mean a loss which the Company is legally liable to pay, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies reinsured hereunder which have limits of liability greater than the Company Retention.

         The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

         This Section shall not apply where the extra contractual obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

         Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Section and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.

SECTION 5  -  COMPANY POLICY AMOUNTS

         For the purpose of determining the Company Retention and the Limits of Liability of the Reinsurer, the limits of liability of the Company with respect to any one policy shall be deemed not to exceed:

         (a)   Automobile Bodily Injury Liability                   $1,000,000     each person
                                                                    $1,000,000     each occurrence





                                     C - 3
                        GENERAL REINSURANCE CORPORATION

         (b)   Automobile Property Damage Liability                 $1,000,000     each occurrence

         (c)   Automobile Liability Combined Single Limit           $1,000,000     each occurrence

         (d)   Uninsured Motorists Coverage                         $1,000,000     each person
                                                                    $1,000,000     each occurrence

         (e)   Personal Injury Protection Coverage                  Statutory Limits

         (f)   Other Bodily Injury Liability                        $1,000,000     each occurrence

         (g)   Other Property Damage Liability                      $1,000,000     each occurrence

         (h)   Other Liability Combined Single Limit                $1,000,000     each occurrence

         (i)   Section II Liability under Commercial
               Multiple Peril                                       $1,000,000     each occurrence

         (j)   Section II Liability under Businessowners            $1,000,000     each occurrence

         (k)   Section II Liability under Homeowners
               Multiple Peril                                       $1,000,000     each occurrence

         (l)   Section II Liability under Farmowners                $1,000,000     each occurrence
               Multiple Peril

         (m)   Employers' Liability

               (1)   In All States with Statutory Limits            Statutory Limits

               (2)   In All Other States
                     (i)    Bodily Injury by Accident               $1,000,000     each accident
                     (ii)   Bodily Injury by Disease                $1,000,000     policy limit
                     (iii)  Bodily Injury by Disease                $1,000,000     each employee

SECTION 6  -  DEFINITIONS

         (a)   CASUALTY BUSINESS

               This term shall mean insurance which is classified in the NAIC form of annual statement as Farmowners Multiple Peril (Section
               II), Homeowners Multiple Peril (Section II), Commercial Multiple Peril (Sections II and III, including Section II of Business Owners), Workers' Compensation, Other Liability, Automobile Liability, and Automobile Personal





                                     C - 4
                        GENERAL REINSURANCE CORPORATION

               Injury Protection, and described in the manuals of the Insurance Services Office, or the standard workers' compensation form of policy, as respects losses occurring in the United States of America, its territories and possessions, and Canada.

         (b)   COMPANY RETENTION

               This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         (c)   NET LOSS

               This term shall mean all payments by the Company in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards after deduction of salvage and after deduction of amounts due from all other reinsurance, except underlying excess of loss reinsurance afforded by Exhibit A to this Agreement, whether collectible or not. This term shall not include adjustment expense. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

         (d)   ADJUSTMENT EXPENSE

               This term shall mean expenditures by the Company, other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company, made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses, court costs; statutory penalties; prejudgment interest or delayed damages; and interest on any judgment or award.

         (e)   PREJUDGMENT INTEREST OR DELAYED DAMAGES

               This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

         (f)   OCCURRENCE

               This term shall mean each accident or occurrence or series of accidents or occurrences arising out of one event regardless of the number of policies involved, and as respects workers; compensation and employers





                                     C - 5
                        GENERAL REINSURANCE CORPORATION
               liability policies, regardless of the number of employees or employers involved, except as modified below:

               (1) As respects exposures reinsured hereunder other than occupational and other disease or cumulative injury under workers' compensation policies, all bodily injury or property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence. The date of occurrence shall be deemed to be the following:

                     (i) As respects a loss involving one or more policies written on an occurrence basis, the date on which bodily injury or property damage occurs.

                     (ii) As respects a loss involving one or more policies written on a claims-made basis, the date when notice of claim is received and recorded by the Company or the insured, whichever comes first, and any related claims reported subsequent to such date shall be included in such loss. However, if notice of claim is received and recorded by the Company or the insured during an Extended Reporting Period, the date of occurrence shall be deemed to be the last day of the policy period.

                     (iii) As respects a loss involving one or more policies written on an occurrence basis and one or more policies written on a claims-made basis, the date on which bodily injury or property damage occurs, and any related claims reported subsequent to such date shall be included in such loss whether they are covered under occurrence or claims-made policies.

               (2) As respects an occupational or other disease or cumulative injury under workers' compensation or employers' liability policies for which the employer is liable:

                     (i) Which arises from a specific sudden and accidental event limited in time and place, such occupational or other disease suffered by one or more employees of one or more employers shall be deemed to be an occurrence within the meaning of this Exhibit and the date of occurrence shall be deemed to be the date of the sudden and accidental event.





                                     C - 6
                        GENERAL REINSURANCE CORPORATION

                     (ii) Which does not arise from a specific sudden and accidental event limited in time and place, such occupational or other disease or cumulative injury shall be deemed to be an occurrence within the meaning of this Exhibit, and the date of occurrence shall be deemed to be the date of the beginning of the disability for which compensation is payable if the case is compensable under the Workers' Compensation law; or the date that disability due to said disease actually began if the case is not compensable under the Workers' Compensation law. Each case of an employee contracting such occupational or other disease or cumulative injury for which the employer insured by the Company is held liable shall be considered a separate occurrence regardless of the date of loss.

SECTION 7  -  EXCLUSIONS

         This Exhibit shall not apply to:

         (a) Business accepted by the Company as reinsurance from other insurers other than its affiliates;

         (b) Nuclear incident per the Nuclear Incident Exclusion Clause - Liability - Reinsurance attached hereto;

         (c) Policies covering liability of any insurer or reinsurer for its acts or omissions in the negotiation, settlement, or defense of claims or any act or omission in dealings with its policyholders;

         (d) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations and including automobile assigned risk pools and voluntary or involuntary market assistance programs; however, this exclusion shall not apply to individual automobile assigned risks assigned to the Company;

         (e) Any liability of the Company arising from its participation or membership in any insolvency fund;

         (f) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority; however, this exclusion shall not apply to workers'





                                     C - 7
                        GENERAL REINSURANCE CORPORATION
               compensation and employers liability nor to any policy which contains a standard war exclusion;

         (g) Business written on a co-indemnity basis not controlled by the Company;

         (h) Business written to apply in excess of a deductible or self insured amount of more than $5,000 or business written to apply specifically in excess over underlying insurance;

         (i) Automobile liability insurance relating to the ownership, maintenance, or use of:

               (1) Emergency vehicles including police and fire department vehicles; however, this exclusion shall not apply to renewal business;

               (2)   Automobiles used in organized speed contests;

               (3)   Automobile leasing or rental;

               (4) Commercial automobiles, as defined in the manuals of the Insurance Services Office, which customarily operate beyond a 300 mile radius;

               (5) Commercial automobiles over 80,000 lbs. gross vehicle weight or gross combination weight as defined in the manuals of the Insurance Services Office; however, this exclusion shall not apply to renewal business;

               (6) Motorcycles, motorized scooters, motorized bicycles, power cycles, and any similar motorized vehicles;

               (7) Public automobiles, other than school or church buses, as defined in the manuals of the Insurance Services Office;

               (8) Trucks used for transporting explosives, munitions, corrosives, flammable and non-flammable gas, flammable liquid, poison, radioactive materials and hazardous waste;

         (j) Liability insurance written by the aviation underwriting unit of the Company, howsoever styled;

         (k) Liability insurance issued to any state or governmental agency or any political subdivision whatsoever; however, this exclusion shall not apply to school districts and school boards nor to renewal business. This





                                     C - 8
                        GENERAL REINSURANCE CORPORATION
               exclusion shall also not apply to Owners and Contractors Protective policies issued to any such entities;

         (l) Liability insurance relating to premises or operations involving:

               (1) Aircraft or airports, as respects coverage for all liability arising out of the ownership, maintenance, or use of any aircraft or flight operations;

               (2) Amusement parks or devices, carnivals or circuses, sports or other entertainment events, arenas, grandstands, or stadiums;

               (3) Manufacturing, packing, handling, shipping, or storage of explosives, ammunitions, fuses, arms, magnesium, fireworks, nitroglycerine, celluloid, pyroxylin or explosive substances intended for use as an explosive; however, this exclusion shall not apply to incidental handling and storage in connection with the sale of such substances;

               (4) Gas or public utility companies, gas or public utility works, or gas lease operations;

               (5) Production, refining, handling, shipping, or storage of natural or artificial fuel gasses, synthetic or coal or shale based fuel, butane, propane, gasoline, or liquefied petroleum gas; however, this exclusion shall not apply to gasoline service stations, convenience stores and fuel oil dealers;

               (6)   Oil or gas pipelines, wells, or drilling operations;

               (7)   Railroad operations;

               (8) Ship building, boat manufacturing, ship repair yards, dry docks, stevedoring, or watercraft; however, this exclusion shall not apply to watercraft commonly insured under homeowners policies;

               (9) Underground work, including underground mining and quarrying, tunneling, and subway construction;

               (10)  Off-shore and subaqueous work;

               (11) Wrecking or demolition of structures over 3 stories in height, or marine wrecking;





                                     C - 9
                        GENERAL REINSURANCE CORPORATION

               (12)  Chemical manufacturing;

         (m) Liability insurance relating to products or completed operations involving the manufacture or importation of:

               (1)   Cosmetics, hair, and skin products;

               (2)   Drugs, pharmaceuticals, and agricultural chemicals;

               (3) Aircraft, aircraft parts, or aircraft engines, all motorized vehicles, or mobile equipment;

               (4) Heavy machinery and equipment, home power tools, or oil drilling equipment;

         (n) Insurance covering damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the insured's products or of any property of which such products form a part, or if such products or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

         (o) Malpractice insurance, directors and officers liability insurance, or any other form of errors and omissions or professional liability insurance; however, this exclusion shall not apply to druggists operating outside the State of Florida, funeral directors, veterinarians', beauty and barber shops', hearing aid service specialists', cemetery operators' liability, opticians', or printers liability business, nor to employee benefits liability business;

         (p) Insurance written for governmental bodies to afford protection against liability arising out of riot, civil commotion, or mob action or out of any act or omission in connection with the prevention or suppression of any riot, civil commotion, or mob action;

         (q) Liability insurance relating to or involving satellites, spacecraft, and launch vehicles, including cargo and freight carried therein, in all phases of operation (including but not limited to manufacturing, transit, pre-launch, launch and in-orbit);

         (r) Pollution liability insurance or environmental impairment liability, howsoever styled;

         (s) Pollution under any commercial multiple peril policy, farmowners multiple peril policy, farm liability policy or any other commercial other liability policy written by the Company which does not contain the pollution





                                     C - 10
                        GENERAL REINSURANCE CORPORATION
               exclusion set forth in ISO Commercial General Liability Form
               CG 00 01 (Ed. 11/88) or as subsequently amended or under any garage liability policy written by the Company which does not contain the pollution exclusion set forth in ISO Garage Coverage Form CA 00 05 (Ed. 1/87) or as subsequently amended; however, this exclusion does not apply to any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from attaching such endorsement. If the Company elects to file an endorsement independent of ISO, such endorsement will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer's prior approval.

         (t) Workers' compensation and employers' liability insurance with respect to operations principally involving:

               (1) Aircraft flight and ground operations or operations in which the flying hazard is a major part;

               (2) Amusement parks or devices, exhibitions (including fireworks), carnivals or circuses, sports events and/or participants;

               (3) Manufacturing, packing, handling, shipping, or storage of explosives, substances intended for use as an explosive, ammunitions, fuses, arms, magnesium, propellant charges, detonating devices, fireworks, nitroglycerine, celluloid, or pyroxylin; however, this exclusion shall not a0ply to the incidental packing, handling or storage of same in connection with the sale of such substances;

               (4) Gas companies, dealers, or distributors, except those in the gasoline service station, convenience store or fuel oil dealer business; oil or gas operators, lease operators or contractors; oil or gas well works; oil or gas pipeline construction or operations; oil rig and derrick work; onshore or offshore gas or oil drilling operations;

               (5) Manufacturing, packing, handling, shipping or storage of natural gas or artificial fuel gasses, butane, propane, gasoline, or liquefied petroleum gas; however, this exclusion shall not apply to the incidental packing, handling or storage of same in connection with the sale of such substances;

               (6)   Railroad operation or construction;





                                     C - 11
                        GENERAL REINSURANCE CORPORATION

               (7) Maritime or federal employments; steamship lines, agencies, or stevedoring, navigation or operation of vessels; operation of drydocks; and including all United States Longshoremen's and Harbor Workers' exposures except as endorsed on an if any basis;

               (8) Sewer, subway, or water main construction, shaft sinking, or tunnelling;

               (9) Wrecking or demolition of buildings, structures, or vessels;

               (10)  Underground mining, strip mining, or quarrying;

               (11)  Subaqueous work;

               (12) Caisson or coffer dam work; dam, dike, lock, or revetment construction;

               (13)  Chemical manufacturing;

               (14) Nuclear Regulatory Commission projects or operations conducted under license from the Nuclear Regulatory Commission;

               (15)  Asbestos removal;

               (16)  Firefighters and police officers.

         If the Company provides insurance for an insured with respect to the ownership, maintenance, or use of items listed in exclusions (i)(l) through
(i)(7) and if such ownership maintenance, or use constitutes only a minor and incidental part of the total ownership, maintenance, or use of such items of the insured, such exclusion(s) shall not apply.

         If the Company provides insurance for an insured with respect to any premises, operations, products, or completed operations listed in exclusions
(l) and (m), except exclusions (l)(3), and (l)(4), and if such premises, operations, products, or completed operations constitute only a minor incidental part of the total premises, operations, products, or completed operations of the insured, such exclusion(s) shall not apply.

         If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of





                                     C - 12
                        GENERAL REINSURANCE CORPORATION
one or more of the exclusions set forth in this Section, these exclusions, except (a) through (g), (l)(3), (l)(4), (n) through (r), (t)(3) and (t)(4)
shall be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.

SECTION 8  -  REINSURANCE PREMIUM

         The Company shall pay to the Reinsurer 0.22% of the subject premiums earned by the Company on the business reinsured hereunder, subject to an annual minimum reinsurance premium of $161,500 and an annual deposit reinsurance premium of $202,000.

         The term "subject premiums earned" shall mean the Company's gross earned premium, less earned premiums on ceded reinsurance which inures to the benefit of the Reinsurer. Such subject premiums earned shall include 15% of the total homeowners multiple peril policies and 60% of the special multiple peril policies and businessowners policies.

SECTION 9  -  REPORTS AND REMITTANCES

         (a)   REINSURANCE PREMIUM

               The Company shall pay to the Reinsurer one quarter of the annual deposit reinsurance premium stipulated in the section entitled REINSURANCE PREMIUM on the first day of each calendar quarter.

               On or before March 31, 1996, and each subsequent March 31st, the Company shall render to the Reinsurer a report of the subject premiums earned by the Company on the business reinsured hereunder during the prior calendar year. The Company shall calculate the reinsurance premium thereon, shall balance such amount against the annual deposit reinsurance premium previously paid, and the amount due either party, subject to the annual minimum reinsurance premium, shall be remitted promptly.

         (b)   CLAIMS AND LOSSES

               The Company shall report promptly to the Reinsurer each occurrence which in the Company's opinion may involve the reinsurance afforded by





                                     C - 13
                        GENERAL REINSURANCE CORPORATION
               this Exhibit, and shall also report all cases of serious injury as set forth below which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

               (1)   Cord injury - paraplegia, quadriplegia;

               (2)   Amputations - requiring a prosthesis;

               (3)   Brain damage affecting mentality or central nervous system
                     - such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

               (4)   Blindness;

               (5) Burns - involving over 10% of body with third degree or 30% of body with second degree;

               (6) Multiple fractures - involving more than one member or non-union;

               (7) Fracture of both heel bones (fractured bilateral os calcis);

               (8) Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

               (9)   Massive internal injuries affecting body organs;

               (10) Injury to nerves at base of spinal canal (Cauda Equina) or any other back injury resulting in incontinence of bowel and/or bladder;

               (11)  Fatalities;

               (12) Any other serious injury which, in the judgment of the Company, might involve the Reinsurer.

               The Company shall advise the Reinsurer of the estimated amount of net loss and adjustment expense in connection with each such claim or loss and of any subsequent changes in such estimates.

               Upon receipt of a definitive statement of net loss and adjustment expense from the Company, the Reinsurer shall pay promptly to the Company the Reinsurer's portion of net loss and the Reinsurer's portion of adjustment expense, if any. Any subsequent changes shall be reported by the





                                     C - 14
                        GENERAL REINSURANCE CORPORATION

               Company to the Reinsurer and the amount due either party shall be remitted promptly.

         (c)   GENERAL

               In addition to the reports required in (a) and (b) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

               All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

SECTION 10  -  COMMENCEMENT AND TERMINATION

         As respects policies written on a claims-made basis, this Exhibit shall apply to claims received and recorded by the Company or the insured at and after 12:01 A.M., January 1, 1995, provided that each such policy includes a specific retroactive date and the occurrence which results in each such claim takes place on or after such retroactive date, and provided further that such retroactive date is on or after the inception date of the first of one or more consecutive claims-made policies issued by the Company or another insurer(s) to the named insured. However, this Exhibit shall not apply to claims received and recorded by the Company or the insured during any Extended Reporting Period in force at such time and date. As respects policies written on an occurrence basis, this Exhibit shall apply to claims and losses resulting from occurrences taking place at and after 12:01 A.M., January 1, 1995.

         The Exhibit may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. As respects policies written on a claims-made basis, the Reinsurer shall not be liable for claims received and recorded by the Company or the insured at and after the effective time and date of termination, unless such





                                     C - 15
                        GENERAL REINSURANCE CORPORATION
claim is received and recorded by the Company or the insured during an Extended Reporting Period in force at the time and date of termination. As respects policies written on an occurrence basis, the Reinsurer shall not be liable for claims and losses resulting from occurrences taking place at and after the effective time and date of termination.

SECTION 11  -  REINSTATEMENT

         The limit of liability of the Reinsurer under this Exhibit with respect to each occurrence shall be reduced by an amount equal to the amount of liability paid by the Reinsurer, but that part of the liability of the Reinsurer that is so reduced shall be automatically reinstated, subject to the maximum payment of $10,000,000 with respect to all occurrences taking place during each calendar year that this Exhibit is in effect. In consideration of this automatic reinstatement, the Company shall pay to the Reinsurer for each amount reinstated an additional reinsurance premium which shall be the product of the annual reinsurance premium set forth in the section entitled REINSURANCE PREMIUM and the amount so reinstated divided by $5,000,000.

         The reinsurance premium so developed for each amount reinstated shall be in addition to the reinsurance premium set forth in the section entitled REINSURANCE PREMIUM, and shall be paid by the Company immediately following loss payment by the Reinsurer.

         If at the time of loss payment, the adjusted annual reinsurance premium is unknown, calculation of such additional reinsurance premium shall be based upon the annual minimum and deposit reinsurance premium subject to adjustment when the adjusted annual reinsurance premium is established.





                                     C - 16
                               Agreement No. 8009
                       GENERAL REINSURANCE CORPORATION

                                   EXHIBIT D

                         Attached to and made a part of
                       AGREEMENT OF REINSURANCE NO. 8009

                   QUOTA SHARE AND EXCESS OF LOSS REINSURANCE
                                       of
               COMMERCIAL UMBRELLA AND EXCESS LIABILITY BUSINESS

- --------------------------------------------------------------------------------

SECTION 1  -  LIABILITY OF THE REINSURER

         The Reinsurer shall pay to the Company, with respect to each commercial umbrella or excess liability policy of the Company, a percentage of each net loss sustained by the Company, but not exceeding the Limit of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

                            SCHEDULE OF REINSURANCE

- ----------------------------------------------------------------------------------------------------
                                                                            Limit of Liability
           Policy Limit                  Company Retention                   of the Reinsurer
- ----------------------------------------------------------------------------------------------------
$1,000,000 each occurrence/          5% of the Policy Limit             95% of the Policy Limit
$1,000,000 aggregate (where
applicable)

Above $1,000,000 each                5% of the first $1,000,000         95% of the first $1,000,000
occurrence/$1,000,000                each occurrence/$1,000,000         each occurrence/$1,000,000
aggregate (where applicable)         aggregate (where applicable)       aggregate (where applicable);
subject to the provisions                                               and
of the section entitled
COMPANY POLICY                                                          100% of the difference be-
AMOUNTS                                                                 tween the Policy Limit and
                                                                        $1,000,000 each occurrence/
                                                                        $1,000,000 aggregate (where
                                                                        applicable)
- ----------------------------------------------------------------------------------------------------

         With respect to uninsured motorists or underinsured motorists net losses, the liability of the Reinsurer and the Company Retention shall apply to the same extent as the policy limit is made to apply.




                        GENERAL REINSURANCE CORPORATION

SECTION 2  -  ALLOCATION OF ADJUSTMENT EXPENSE

         In addition to payments for its share of net loss, the Reinsurer shall pay to the Company a share of adjustment expense proportionate to the Reinsurer's share of net loss.

         If there is no net loss payment, the Reinsurer shall pay to the Company 95% of adjustment expense.

SECTION 3  -  EXTRA CONTRACTUAL OBLIGATIONS

         Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if the Company incurs an extra contractual obligation, the Reinsurer shall afford additional reinsurance to the Company for 90% of that portion of the extra contractual obligation which is in excess of the Company Retention, subject to the conditions of the following paragraphs. The liability of the Reinsurer with respect to each extra contractual obligation shall not exceed 90% of $1,000,000.

         For purposes of this Section, the term "extra contractual obligation" shall mean a loss which the Company is legally liable to pay, including a loss in excess of the Company's policy limit, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies reinsured hereunder, provided such claim is not covered by underlying insurance or the applicable aggregate limit of underlying insurance is exhausted.

         The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

         This Section shall not apply where the extra contractual obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.


                                    D - 2
                       GENERAL REINSURANCE CORPORATION

         Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Section and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.

SECTION 4  -  COMPANY POLICY AMOUNTS

         For the purpose of determining the Company Retention and Limit of Liability of the Reinsurer, the limit of liability of the Company with respect to any one policy shall be deemed not to exceed $5,000,000 each occurrence/$5,000,000 aggregate (where applicable).

SECTION 5  -  DEFINITIONS

         (a)   COMMERCIAL UMBRELLA AND EXCESS LIABILITY BUSINESS

               This term shall mean insurance which is classified by the Company as commercial umbrella or excess liability business with respect to insureds domiciled in the United States of America, its territories and possessions, or in Canada.

         (b)   COMPANY RETENTION

               This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         (c)   NET LOSS

               This term shall mean all payments by the Company in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards after deduction of subrogation and other recoveries and after deduction of amounts due from all other reinsurance, whether collectible or not. This term shall not include adjustment expense. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.





                                     D - 3
                        GENERAL REINSURANCE CORPORATION

         (d)   ADJUSTMENT EXPENSE

               This term shall mean expenditures by the Company in the direct defense of claims and as allocated to an individual claim or loss, other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company, made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses, court costs; statutory penalties; prejudgment interest or delayed damages; and interest on any judgment or award.

         (e)   PREJUDGMENT INTEREST OR DELAYED DAMAGES

               This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

SECTION 6  -  EXCLUSIONS

         This Exhibit shall not apply to:

         (a) Business accepted by the Company as reinsurance from other insurers other than its affiliates;

         (b) Nuclear incident per the Nuclear Incident Exclusion Clause - Liability - Reinsurance attached hereto;

         (c) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools and associations in which membership by the Company is required under any statutes or regulations;

         (d) Any liability of the Company arising from its participation or membership in any insolvency fund;

         (e) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority; however, this exclusion shall not apply to any policy which contains a standard war exclusion;

         (f) Business written on a co-indemnity basis not controlled by the Company;





                                     D - 4
                        GENERAL REINSURANCE CORPORATION

         (g) Liability of the Company arising out of the following coverages and exposures:

               (1) Aviation; however, this exclusion shall not apply to liability assumed by the insured under any insured contract for the ownership, maintenance or use of aircraft;

               (2)   Environmental impairment liability;

         (h) Malpractice insurance, directors and officers liability insurance, or any other form of errors and omissions or professional liability insurance; however, this exclusion shall not apply to druggists operating outside the State of Florida, funeral directors, veterinarians', beauty and barber shops', hearing aid service specialists', cemetery operators' liability, opticians', or printers liability business, nor to employee benefits liability business;

         (i) Automobile liability insurance relating to the ownership, maintenance, or use of emergency vehicles including police and fire department vehicles; however, this exclusion shall not apply to renewal business;

         (j) Liability insurance relating to premises or operations involving:

               (1) Camps, child care facilities and private schools; however, this exclusion shall not apply if liability for child molestation is excluded from the policy;

               (2)   Fumigating and exterminating;

               (3) Pile driving, tunneling, shaft sinking, subway and dam construction;

               (4) Production, refining, handling, shipping, or storage of natural or artificial fuel gasses, synthetic or coal or shale based fuel, butane, propane, gasoline, or liquefied petroleum gas; however, this exclusion shall not apply to gasoline service stations;

               (5)   Turnkey contractors;

               (6)   Wrecking or demolition;

         (k) Liability insurance relating to products or completed operations involving the manufacture or importation of:

               (1)   Computers, including peripheral equipment;





                                     D - 5
                        GENERAL REINSURANCE CORPORATION

               (2)   Seed;

         (l)   Advertising or personal injury involving:

               (1)   Advertising agencies, publishers and broadcasters;

               (2)   Financial or investment institutions, including banks;

         (m) Liability insurance, including employers' liability, relating to premises or operations involving gunsmithing, and products or completed operations involving the manufacturing or importation of guns;

         (n) Pollution under any commercial umbrella or excess liability policy written by the Company which does not contain the provisions of the pollution exclusion set forth in ISO Commercial General Liability Form CG 00 01 (Ed. 11/88) or as subsequently amended; however, this exclusion does not apply to any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from implementing such exclusion. If the Company elects to implement an exclusion different from that of ISO, such exclusion will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer's prior approval;

         (o) Bodily injury (including occupational disease) and/or property damage liability arising from the manufacture, removal, installation, storage, mining, handling or transportation of asbestos if the insured's operation, at the time of policy issuance, presents known and/or generally recognizable asbestos exposures; however, this exclusion shall not apply to the removal, installation, storage, handling or transportation of asbestos if such removal, installation, storage, handling or transportation is incidental to the insured's overall operations.

               The term "incidental", as used in this exclusion, is intended to recognize the fact that certain insureds (such as, but not limited to, plumbing and carpentry contractors, etc.) will infrequently, but regularly, encounter asbestos within the scope of their operations - even though their operations, as such, do not involve the manufacture, removal, installation, storage, mining, handling, or transportation of asbestos. This exclusion does not apply to such "incidental" operations;

         (p) Business excluded under the Company's Commercial Umbrella Underwriting Guidelines.





                                     D - 6
                        GENERAL REINSURANCE CORPORATION

         If the Company provides commercial umbrella or excess liability insurance for an insured for any vehicles listed in (i) above and the ownership, maintenance, or use of any such vehicle is only minor and incidental, such exclusion shall not apply.

         If the Company provides commercial umbrella or excess liability insurance for an insured with respect to any premises, operations, or products listed in (j), (k), and (n) which is a minor and incidental part of the total premises, operations, or products of the insured, such exclusion(s) shall not apply.

         If an insured of the Company on or after the attachment date of his umbrella or excess liability policy acquires vehicles or premises, commences operations, or develops products which are excluded under sub-paragraphs (i),
(j), (k), and (n) above, without the knowledge of the Company, the exclusion or exclusions affected shall be suspended with respect to each such policy until 30 days after the date when an umbrella underwriting supervisor of the Company is so notified of the insured's activities. Upon receipt of such notice, the Company shall promptly advise the Reinsurer of the scope of the insured's activities and the Reinsurer shall have the right to waive such exclusion or exclusions by a special acceptance as provided for in the article entitled SPECIAL ACCEPTANCES.

         If the Company is bound, without the knowledge of or contrary to the instructions of the Company's umbrella supervising underwriting personnel, on any liability business falling within the scope of exclusions (i) through (o), this Exhibit shall apply to such business for a period not to exceed 30 days following receipt of knowledge thereof by the Company's umbrella supervising underwriting personnel.

SECTION 7  -  REINSURANCE PREMIUM AND COMMISSION

         The Company shall pay to the Reinsurer:

         (a) 95% of the written premium charged by the Company for policy limits up to and including $1,000,000 each occurrence/$1,000,000 aggregate (where applicable); and





                                     D - 7
                        GENERAL REINSURANCE CORPORATION

         (b) 100% of the written premium charged by the Company for policy limits in excess of $1,000,000 each occurrence/$1,000,000 aggregate (where applicable) up to and including $5,000,000 each occurrence/$5,000,000 aggregate (where applicable).

         The reinsurance premiums set forth above shall be subject to a fixed commission allowance of 32.5%.

         The reinsurance rates set forth above are based on the commercial umbrella and excess liability premiums charged by the Company, which shall be a judgment percentage of the unmodified manual general liability increased limits premium and applicable automobile liability unit rates, as set forth in Appendix A.

SECTION 8  -  UNDERLYING LIMITS AND SELF-INSURED RETENTIONS

         The minimum limits of liability of underlying policies, with respect to commercial umbrella and excess liability policies written by the Company, shall be as follows:

         (a)   General Liability under                      $1,000,000    General Aggregate Limit
               Commercial General Liability                 $1,000,000    Products - Completed
               Policies, Section II of                                    Operations Aggregate Limit
               Commercial Multiple Peril                    $  500,000    Personal & Advertising
               Policies (ISO Ed. 1986) and                                Injury Limit
               Simplified General Liability                 $  500,000    Each Occurrence Limit
               Policies

         (b)   Businessowners (Business                     $1,000,000    General Aggregate Limit
               Elite/Business Select)                       $  500,000    Products - Completed
               Business Liability                           $  500,000    Each Occurrence Limit

         (c)   General Liability under                      Bodily Injury:
               Comprehensive General                        $  500,000    each occurrence
               Liability Policies, Section II               $  500,000    aggregate
               of Commercial Multiple Peril                               and
               Policies (ISO Ed. 1973),                     Property Damage:
               Businessowners Policies                      $  250,000    each occurrence
               (Merchants Ed. 1982 and                      $  250,000    aggregate
               1983), and Non-Simplified                                  or
               General Liability Policies                   Combined Single Limit:
                                                            $  500,000    each occurrence
                                                            $  500,000    aggregate





                                     D - 8
                        GENERAL REINSURANCE CORPORATION

         (d)   Comprehensive Automobile                     Bodily Injury:
               Liability including Hired                    $  500,000    each person
               and Non-Owned Auto Coverage                  $  500,000    each occurrence
               and Uninsured/Underinsured                                 and
               Motorists Coverages                          Property Damage:
                                                            $  500,000    each occurrence
                                                                          or
                                                            Combined Single Limit:
                                                            $  500,000    each occurrence

         (e)   Employers' Liability (Part Two of
               Workers' Compensation policies):
               (1)   Bodily Injury by Accident              $  100,000    each accident
               (2)   Bodily Injury by Disease               $  500,000    policy limit
               (3)   Bodily Injury by Disease               $  100,000    each employee

         (f)   Professional Liability:
               (1)   Employee Benefits Liability            $  500,000    each claim
                                                            $1,000,000    aggregate
               (2)   All Other                              $  500,000    each occurrence
                                                            $1,000,000    aggregate

         (g)   Liquor Liability                             $  500,000    each common cause
                                                            $1,000,000    aggregate

         (h)   Watercraft Liability                         Same as (a), (b) or (c) above,
                                                            as applicable

         The self-insured retention shall be no less than $10,000 with respect to all exposures not contemplated in the underlying coverage.

SECTION 9  -  REPORTS AND REMITTANCES

         (a)   BORDEREAU REPORTS AND REINSURANCE PREMIUM

               Within 30 days after the close of each month, the Company shall render to the Reinsurer a bordereau report giving details of each policy reinsured hereunder and issued during the month and the reinsurance premium for the month with respect to business of the Company written during the month summarizing the reinsurance premium; and the amount due the Reinsurer shall be remitted within 60 days after the close of the month.





                                     D - 9
                        GENERAL REINSURANCE CORPORATION

         (b)   CLAIMS AND LOSSES

               The Company shall report promptly to the Reinsurer each claim or loss which in the Company's estimate of value of injuries or damages sought, without regard to liability, might involve the reinsurance afforded by this Exhibit. If the Company is providing the umbrella or excess liability policy's underlying insurance, the Company shall also notify the Reinsurer promptly of any claim or loss for which the Company has created a loss reserve equal to or greater than one third of the Company's limit of liability on the underlying policy. The Company shall advise the Reinsurer of the estimated amount of net loss and adjustment expense in connection with each such claim or loss and of any subsequent changes in such estimates.

               Upon receipt of a definitive statement of net loss and adjustment expense from the Company, the Reinsurer shall pay promptly to the Company the Reinsurer's portion of net loss and the Reinsurer's portion of adjustment expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurer and the amount due either party shall be remitted promptly.

         (c)   COMPANY FORMS

               The Company has furnished the Reinsurer with the materials listed below and shall inform the Reinsurer in advance before making any material or substantial changes:

               (1) Specimen copies of the Company's umbrella, excess and underlying policies and all special endorsements used in conjunction with them;

               (2)   A copy of the Company's underwriting rules and rates.

         (d)   GENERAL

               In addition to the reports required in (a), (b), and (c) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

               All reports shall be rendered on forms acceptable to the Company and the Reinsurer.





                                     D - 10
                        GENERAL REINSURANCE CORPORATION

SECTION 10  -  REINSURANCE OVER THIS EXHIBIT

         The Company shall advise the Reinsurer of any reinsurance, other than facultative reinsurance on risks accepted individually, of the Company which would apply in excess of the limit of liability of the Reinsurer under this Exhibit.

SECTION 11  -  COMMENCEMENT AND TERMINATION

         This Exhibit shall apply to claims and losses resulting from occurrences insured under new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 1995.

         This Exhibit may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. Upon termination of this Exhibit, the Reinsurer shall continue to be liable, with respect to policies in force at the time and date of termination, for claims and losses resulting from occurrences taking place until the expiration, cancellation, or next anniversary date, not to exceed one year, of each such policy of the Company, whichever occurs first.

         When all reinsurance is expired or terminated, the Reinsurer shall return to the Company the reinsurance premium unearned, if any, calculated on the monthly pro rata basis, less the commission previously allowed thereon.





                                     D - 11
                               Agreement No. 8009
                       GENERAL REINSURANCE CORPORATION

                                   APPENDIX A

                         Attached to and made a part of
                        EXHIBIT D TO AGREEMENT NO. 8009

                           COMMERCIAL UMBRELLA RATING

(A)      For the first $1,000,000 of Insurance:

(1)   General Liability:

      (a)   Businessowners:                             EXCESS OF               EXCESS OF
                                                       $500,000 CSL           $1,000,000 CSL
            (1)    Basic GL Premium includes               $350                    $350
                   one location

            (2)    Each additional location                $ 75                    $ 50

            (3)    Autos to be rated in accordance with the unit rates set forth in (A)(2) below.

      (b)   General Liability (ISO Ed. 1986) (Factors to be applied to unmodified manual underlying premium)

      UNDERLYING LIMITS                  PREMISES/OPERATIONS               PRODUCTS/COMP. OPS.
            (OCC/AGG)                     1          2       3        A        B       C
       500/1000/1000                     14%       24%      36%      12%      24%     32%
      1000/2000/2000                      8%       14%      23%       7%      15%     20%

      (c) General Liability (ISO Ed. 1973) (Factors to be applied to unmodified manual underlying premium)

      UNDERLYING LIMITS
           (EACH OCC)                            M&C              OL&T           PRODUCTS
      $  500,000        BI                       38%              19%              61%
      $1,000,000        BI                       23%              11%              41%
      $  250,000        PD                       52%              51%              47%
      $  500,000        PD                       27%              27%              29%
      $1,000,000        PD                       18%              14%              18%

(2)   Automobile Liability Unit Rates:



                        GENERAL REINSURANCE CORPORATION

                                          EXCESS OF $500,000              EXCESS OF $1,000,000
               TYPE                      A*       B*      C*               A*       B*    C*
      Private Passenger                 $230     $ 64    $ 61             $170    $ 49   $ 49
      Light Service                     $225     $ 63    $ 58             $165    $ 50   $ 50
      Light Commercial                  $325     $ 64    $ 61             $215    $ 52   $ 48
      Medium Service                    $255     $ 93    $ 88             $190    $ 82   $ 75
      Medium Commercial                 $390     $ 92    $ 88             $260    $ 81   $ 76
      Heavy Service                     $625     $189    $185             $485    $132   $128
      Heavy Commercial                  $700     $200    $195             $550    $150   $145

      *Territory A:      The cities of New York, New York; Boston,
                         Massachusetts; Philadelphia, Pennsylvania; Atlantic
                         City, Newark, Jersey City, and Camden, New Jersey

      *Territory B:      The counties of Nassau, Suffolk and Westchester, New
                         York; The cities of Buffalo, Rochester, Albany,
                         Syracuse, and Utica, New York; Trenton, New Jersey

      *Territory C:      All other territories

(3)   Professional Liability

                                                           EXCESS OF       EXCESS OF
                                                           $500,000        $1,000,000
      Druggists (per employee)                               $100             $ 75
      Barbers/Beauticians (per employee)                     $ 50             $ 35
      Cemetery Services (per employee)                       $ 50             $ 35
      Opticians (per employee)                               $ 75             $ 50
      Veterinarians (per employee)                           $ 75             $ 50
      Hearing Aid Services (per employee)                    $ 75             $ 50
      Funeral Directors (per employee)                       $ 75             $ 50
      Printers (per location)                                $100             $ 75
      Employee Benefits Liability (per policy)               $150             $125

(4)   Judgment Modification:

      (a)   Chief Underwriting Officer             Up to 75%
      (b)   All other                              Up to 30%

      These are applied to the first $1,000,000 of insurance and are subject to the following minimum premiums.


                                  Page 2 of 3
                        GENERAL REINSURANCE CORPORATION

(5)   Annual Minimum Premiums

      (a)   Businessowners            $350
      (b)   All other                 $500

(B)      For Excess $1,000,000's of Insurance:

(1) 50% of the premium for the preceding $1,000,000, subject to the following annual minimum premiums

(2)   Annual Minimum Premiums

      (a)   Businessowners            $350 per $1,000,000 of insurance
      (b)   All other                 $500 per $1,000,000 of insurance





                                  Page 3 of 3
                            Appendix A to Exhibit D
                               Agreement No. 8009
                        GENERAL REINSURANCE CORPORATION

                                   EXHIBIT E

                         Attached to and made a part of
                       AGREEMENT OF REINSURANCE NO. 8009

                   QUOTA SHARE AND EXCESS OF LOSS REINSURANCE
                                       of
                          PERSONAL UMBRELLA BUSINESS

- --------------------------------------------------------------------------------

SECTION I  -  LIABILITY OF THE REINSURER

         The Reinsurer shall pay to the Company, with respect to each personal umbrella policy of the Company, a percentage of each net loss sustained by the Company, but not exceeding the Limit of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

                            SCHEDULE OF REINSURANCE

- --------------------------------------------------------------------------------------------------------
                                                                              Limit of Liability
           Policy Limit                   Company Retention                    of the Reinsurer
- --------------------------------------------------------------------------------------------------------
$1,000,000 each occurrence             5% of the Policy Limit               95% of the Policy Limit

Above $1,000,000 each                  5% of the first $1,000,000           95% of the first $1,000,000
occurrence subject to the              each occurrence                      each occurrence; and
provisions of the section
entitled COMPANY                                                            100% of the difference
POLICY AMOUNTS                                                              between the Policy Limit
                                                                            and $1,000,000 each
                                                                            occurrence
- --------------------------------------------------------------------------------------------------------

         With respect to uninsured motorists or underinsured motorists net losses, the liability of the Reinsurer and the Company Retention shall apply to the same extent, as the policy limit is made to apply.

SECTION 2  -  ALLOCATION OF ADJUSTMENT EXPENSE

         In addition to payments for its share of net loss, the Reinsurer shall pay to the Company a share of adjustment expense proportionate to the Reinsurer's share of net loss.




                        GENERAL REINSURANCE CORPORATION

         If there is no net loss payment, the Reinsurer shall pay to the Company 95% of adjustment expense.

SECTION 3  -  EXTRA CONTRACTUAL OBLIGATIONS

         Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if the Company incurs an extra contractual obligation, the Reinsurer shall afford additional reinsurance to the Company for 90% of that portion of the extra contractual obligation which is in excess of the Company Retention, subject to the conditions of the following paragraphs. The liability of the Reinsurer with respect to each extra contractual obligation shall not exceed 90% of $1,000,000.

         For purposes of this Section, the term "extra contractual obligation" shall mean a loss which the Company is legally liable to pay, including a loss in excess of the Company's policy limit, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies reinsured hereunder, provided such claim is not covered by underlying insurance.

         The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

         This Section shall not apply where the extra contractual obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

         Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Section and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.


                                    E - 2
                       GENERAL REINSURANCE CORPORATION

SECTION 4  -  COMPANY POLICY AMOUNTS

         For the purpose of determining the Company Retention and Limit of Liability of the Reinsurer, the limits of liability of the Company with respect to any one insured shall be deemed not to exceed $2,000,000 each occurrence unless higher limits up to and including $5,000,000 each occurrence have been submitted to the Reinsurer for special acceptance and accepted by the Reinsurer, as specified in the article entitled SPECIAL ACCEPTANCES.

SECTION 5  -  DEFINITIONS

         (a)   PERSONAL UMBRELLA BUSINESS

               This term shall mean insurance which is classified by the Company as personal umbrella with respect to insureds domiciled in the United States of America, its territories and possessions, or in Canada.

         (b)   COMPANY RETENTION

               This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         (c)   NET LOSS

               This term shall mean all payments by the Company in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards after deduction of subrogation and other recoveries and after deduction of amounts due from all other reinsurance, whether collectible or not. This term shall not include adjustment expense. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

         (d)   ADJUSTMENT EXPENSE

               This term shall mean expenditures by the Company in the direct defense of claims and as allocated to an individual claim or loss, other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company, made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses;





                                     E - 3
                        GENERAL REINSURANCE CORPORATION
               court costs; statutory penalties; prejudgment interest or delayed damages; and interest on any judgment or award.

         (e)   PREJUDGMENT INTEREST OR DELAYED DAMAGES

               This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

SECTION 6  -  EXCLUSIONS

         This Exhibit shall not apply to:

         (a) Business accepted by the Company as reinsurance from other insurers other than its affiliates;

         (b) Nuclear incident per the Nuclear Incident Exclusion Clause - Liability - Reinsurance attached hereto;

         (c) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools and associations in which membership by the Company is required under any statutes or regulations;

         (d) Any liability of the Company arising from its participation or membership in any insolvency fund;

         (e) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority; however, this exclusion shall not apply to any policy which contains a standard war exclusion;

         (f) Business written on a co-indemnity basis not controlled by the Company;

         (g)   Directors and officers liability insurance;

         (h) Malpractice insurance or any other form of errors and omissions or professional liability insurance;

         (i) Liability insurance afforded for watercraft with respect to waterskiing or where there is any sublimit written on the underlying policy, unless a





                                     E - 4
                        GENERAL REINSURANCE CORPORATION

               "Watercraft Liability - Following Form" endorsement is attached to the personal umbrella policy;

         (j) Liability of the Company arising out of all Jones Act exposures with respect to liability policies covering watercraft;

         (k) Insurance afforded to insureds with more than four residential units occupied by others;

         (l) Pollution under any farm personal umbrella or under any personal umbrella covering farm exposures written by the Company which does not contain the pollution exclusion set forth in ISO Farm Liability Coverage Form FL 00 20 (Ed. 6/90) or as subsequently amended; however, this exclusion does not apply to any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from implementing such exclusion. If the Company elects to implement an exclusion different from that of ISO, such exclusion will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer's prior approval;

         (m) Business excluded under the Company's Personal Umbrella Underwriting Guidelines.

SECTION 7  -  REINSURANCE PREMIUM AND COMMISSION

         The Company shall pay to the Reinsurer:

         (a) 95% of the written premium charged by the Company for policy limits up to and including $1,000,000 each occurrence; and

         (b) 100% of the written premium charged by the Company for policy limits in excess of $1,000,000 each occurrence up to and including $5,000,000 each occurrence, provided limits in excess of $2,000,000 each occurrence have been accepted by the Reinsurer, as specified in the article entitled SPECIAL ACCEPTANCES.

         The reinsurance premiums set forth above shall be subject to a fixed commission allowance of 32.5%.

         The reinsurance rates set forth above are based on umbrella premiums charged by the Company as set forth in Appendix A attached.





                                     E - 5
                        GENERAL REINSURANCE CORPORATION

SECTION 8  -  UNDERLYING LIMITS AND SELF-INSURED RETENTIONS

         The minimum limits of liability of underlying policies, with respect to personal umbrella policies written by the Company, shall be as follows:

         (a)   Automobile Liability, Licensed
               Recreational Vehicles, Uninsured/
               Underinsured Motorists Coverages

               (1)   Treiber Agency produced                        Bodily Injury:
                     business                                       $500,000  each person
                                                                    $500,000  each occurrence
                                                                             and
                                                                    Property Damage:
                                                                    $500,000  each occurrence
                                                                                or
                                                                    Combined Single Limit:
                                                                    $500,000  each occurrence

               (1)   All other business                             Bodily Injury:
                                                                    $250,000  each person
                                                                    $500,000  each occurrence
                                                                             and
                                                                    Property Damage:
                                                                    $100,000  each occurrence
                                                                                or
                                                                    Combined Single Limit:
                                                                    $300,000  each occurrence


         (b)   Personal Liability (including
               business pursuits and unlicensed
               recreational vehicles)

               (1)   Treiber Agency produced                        Combined Single Limit:
                     business                                       $500,000 each occurrence

               (2)   All other business                             Combined Single Limit:
                     business                                       $100,000 each occurrence

         (c)   Employers Liability
               (1)   Bodily Injury by Accident                      $100,000  each accident
               (2)   Bodily Injury by Disease                       $500,000  policy limit
               (3)   Bodily Injury by Disease                       $100,000  each employee





                                     E - 6
                        GENERAL REINSURANCE CORPORATION

         (d)   Watercraft Liability

               (1)   Sailboats and Powerboats -                     Combined Single Limit:
                     less than 26 feet                              $100,000  each occurrence
                     and 50 horsepower

               (2)   All Other                                      Combined Single Limit:
                                                                    $300,000  each occurrence

         The self-insured retention shall be no less than $250 with respect to all exposures not contemplated in the underlying coverage.

SECTION 9  -  REPORTS AND REMITTANCES

         (a)   BORDEREAU REPORTS AND REINSURANCE PREMIUM

               Within 30 days after the close of each month, the Company shall render to the Reinsurer a bordereau report giving details of each policy reinsured hereunder and issued during the month and the reinsurance premium for the month with respect to business of the Company written during the month summarizing the reinsurance premium; and the amount due either party shall be remitted within 60 days after the close of the month.

         (b)   CLAIMS AND LOSSES

               The Company shall report promptly to the Reinsurer each claim or loss which in the Company's estimate of value of injuries or damages sought, without regard to liability, might involve the reinsurance afforded by this Exhibit. If the Company is carrying the umbrella's underlying insurance, the Company shall also notify the Reinsurer promptly of any claim or loss for which the Company has created a loss reserve equal to or greater than 50% of the Company's primary retention as stated in the schedule of underlying limits on the Company's umbrella policy. The Company shall advise the Reinsurer of the estimated amount of net loss and adjustment expense in connection with each such claim or loss and of any subsequent changes in such estimates.

               Upon receipt of a definitive statement of net loss and adjustment expense from the Company, the Reinsurer shall pay promptly to the Company the Reinsurer's portion of net loss and the Reinsurer's portion of adjustment expense, if any. Any subsequent changes shall be reported by the





                                     E - 7
                        GENERAL REINSURANCE CORPORATION

               Company to the Reinsurer and the amount due either party shall be remitted promptly.

         (c)   COMPANY FORMS

               The Company has furnished the Reinsurer with the materials listed below and shall inform the Reinsurer in advance before making any material or substantial changes therein:

               (1) Specimen copies of the Company's policies and the special endorsements used in conjunction therewith;

               (2)   A copy of the Company's underwriting rules and rates.

         (d)   GENERAL

               In addition to the reports required in (a), (b), and (c) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

               All reports shall be rendered on forms acceptable to the Company and the Reinsurer.

SECTION 10  -  REINSURANCE OVER THIS EXHIBIT

         The Company shall advise the Reinsurer of any reinsurance, other than facultative reinsurance on risks accepted individually, of the Company that would apply in excess of the limit of liability of the Reinsurer under this Exhibit.

SECTION 11  -  COMMENCEMENT AND TERMINATION

         This Exhibit shall apply to claims and losses resulting from occurrences insured under new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 1995.

         This Exhibit may be terminated by either party sending to the other by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. Upon termination of this Exhibit,





                                     E - 8
                        GENERAL REINSURANCE CORPORATION
the Reinsurer shall continue to be liable, with respect to policies in effect at the time and date of termination, for claims and losses resulting from occurrences taking place until the expiration, cancellation, or next anniversary date, not to exceed one year, of each such policy of the Company, whichever occurs first.

         When all reinsurance is expired or terminated, the Reinsurer shall return to the Company the reinsurance premium unearned, if any, calculated on the monthly pro rata basis, less the commission previously allowed thereon.





                                     E - 9
                               Agreement No. 8009
                        GENERAL REINSURANCE CORPORATION

                                   APPENDIX A

                         Attached to and made a part of
                        EXHIBIT E OF AGREEMENT NO. 8009

I.       PERSONAL UMBRELLA RATING
                                                                TERRITORY        TERRITORY        TERRITORY
                                                                    1                2                3
(a)      For the First $1,000,000 of Insurance:

         (1)   Basic Premium Includes:                            $  50            $  50            $  50

               (a)   All owner occupied residences
               (b)   All sailboats under 26'
               (c)   Up to 4 rental dwellings
               (d)   One office premises
               (e)   SIR coverages

         (2)   Automobiles, Motorcycles, and Licensed             $  45            $  45            $  65
               Recreational Vehicles (each vehicle)

         (3)   Underage Drivers (each)                            $  40            $  45            $  55

         (4)   Uninsured/Underinsured Motorists (each             $  25            $  35            $  35
               vehicle)

         (5)   Unlicensed Recreational Vehicles (not              $  20            $  20            $  20
               motor vehicles) (each vehicle)

         (6)   Watercraft:

               (a)    51  -  100 horsepower                       $  50            $  50            $  50
               (b)   101  -  150 horsepower                       $  75            $  75            $  75
               (c)   151  -  200 horsepower                       $ 100            $ 100            $ 100
               (d)   201  -  250 horsepower                       $ 125            $ 125            $ 125
               (d)   Excess of 26' and 250 hp                       Refer to Reinsurer

         (7)   Minimum Premium                                    $ 125            $ 150            $ 150

         (8)   Self-Insured Retention Credits

               (a)   New Jersey
                     $    250                                      --               --               --
                     $    500                                      --               --              $  4
                     $  1,000                                      --               --              $  6
                     $  5,000                                      --               --              $ 10
                     $ 10,000                                      --               --              $ 12

               (b)   All Other States
                     $    250                                      --               --               --
                     $    500                                      $2               $2               $2
                     $  1,000                                      $3               $3               $3
                     $  5,000                                      $5               $5               $5
                     $ 10,000                                      $6               $6               $6

(b)      For the Second $1,000,000 of Insurance:

         (1)   60% of the premium for the first $1,000,000 of insurance.

         (2)   Minimum Premium                                    $115             $125             $125

(c)      For the Excess $1,000,000's of Insurance (granted only by Special Acceptance):

         Minimum Premium per $1,000,000                           $150             $150             $150

(d)      If UM/UIM is not provided, attach an exclusion endorsement.





                                  Page 2 of 3
                        GENERAL REINSURANCE CORPORATION

II.      PERSONAL UMBRELLA TERRITORIES


    STATE                                                                            TERRITORY
Delaware                      Entire State                                               1

Maine                         Entire State                                               1

Maryland                      Entire State                                               3

Massachusetts                 Counties of Essex, Middlesex, Norfolk,                     3
                                 and Suffolk
                              Remainder of State                                         1

New Hampshire                 Entire State                                               1

New Jersey                    Entire State                                               3

New York                      Counties of Bronx, Kings, New York,                        3
                                 Queens, and Richmond
                              Counties of Nassau, Suffolk,                               2
                                 and Westchester
                              Remainder of State                                         1

Ohio                          Counties of Cuyohoga, Lake and Loraine                     3
                              Remainder of State                                         1

Pennsylvania                  Counties of Allegheny, Bucks, Chester                      3
                                 Delaware, Montgomery, and Philadelphia
                              Remainder of State                                         1

Rhode Island                  Entire State                                               1

Vermont                       Entire State                                               1

Virginia                      Counties of Arlington, and Fairfax                         3
                              Remainder of State                                         1





                                  Page 3 of 3
                            Appendix A to Exhibit E
                              Agreement No. 8009
                        GENERAL REINSURANCE CORPORATION